NON-INVESTMENT GRADE LEVERAGED BRIDGE LOAN AGREEMENT Dated as of June 26, 2025 Among WARNER BROS. DISCOVERY, INC., as Parent, WARNERMEDIA HOLDINGS, INC., as the Borrower, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, and JPMORGAN CHASE BANK, N.A., as Lead Bookrunner, and BANK OF AMERICA, N.A., GOLDMAN SACHS BANK USA, CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., ROYAL BANK OF CANADA, WELLS FARGO SECURITIES, LLC, BARCLAYS BANK PLC, BNP PARIBAS, MIZUHO BANK, LTD., as Joint Bookrunners and Co-Syndication Agents

i TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1 1.01 Defined Terms ................................................................................................................................. 1 1.02 Other Interpretive Provisions ......................................................................................................... 39 1.03 Accounting Terms .......................................................................................................................... 40 1.04 Rounding ........................................................................................................................................ 41 1.05 Exchange Rates .............................................................................................................................. 41 1.06 [Reserved] ...................................................................................................................................... 41 1.07 [Reserved] ...................................................................................................................................... 41 1.08 Times of Day ................................................................................................................................. 41 1.09 [Reserved] ...................................................................................................................................... 41 1.10 Interest Rates .................................................................................................................................. 41 ARTICLE II. THE COMMITMENTS AND LOANS 42 2.01 Loans .............................................................................................................................................. 42 2.02 Borrowings, Conversions and Continuations of Loans ................................................................. 42 2.03 [Reserved] ...................................................................................................................................... 43 2.04 [Reserved] ...................................................................................................................................... 43 2.05 Prepayments ................................................................................................................................... 43 2.06 Termination or Reduction of Commitments .................................................................................. 45 2.07 Repayment of Loans ...................................................................................................................... 46 2.08 Interest ........................................................................................................................................... 46 2.09 Fees ................................................................................................................................................ 46 2.10 Computation of Interest ................................................................................................................. 47 2.11 Evidence of Debt............................................................................................................................ 47 2.12 Payments Generally; Administrative Agent’s Clawback ............................................................... 47 2.13 Sharing of Payments by Lenders ................................................................................................... 50 2.14 [Reserved] ...................................................................................................................................... 50 2.15 Incremental Commitments ............................................................................................................. 50 2.16 [Reserved] ...................................................................................................................................... 51 2.17 Defaulting Lenders......................................................................................................................... 51 ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 53 3.01 Taxes .............................................................................................................................................. 53 3.02 Illegality ......................................................................................................................................... 57 3.03 Inability to Determine Rates .......................................................................................................... 58 3.04 Increased Costs .............................................................................................................................. 60 3.05 Compensation for Losses ............................................................................................................... 61 3.06 Mitigation Obligations; Replacement of Lenders .......................................................................... 61 3.07 Survival .......................................................................................................................................... 62 ARTICLE IV. CONDITIONS PRECEDENT TO LOANS 62 4.01 Conditions to Effective Date .......................................................................................................... 62 4.02 Conditions to Funding Date ........................................................................................................... 63

ii ARTICLE V. REPRESENTATIONS AND WARRANTIES 65 5.01 Existence, Qualification and Power ............................................................................................... 65 5.02 Authorization; No Contravention .................................................................................................. 66 5.03 Governmental Authorization; Other Consents ............................................................................... 66 5.04 Binding Effect ................................................................................................................................ 66 5.05 Financial Statements; No Material Adverse Effect ........................................................................ 66 5.06 Litigation ........................................................................................................................................ 67 5.07 No Default ...................................................................................................................................... 67 5.08 Ownership of Property; Liens ........................................................................................................ 67 5.09 Environmental Compliance ........................................................................................................... 67 5.10 Taxes .............................................................................................................................................. 67 5.11 ERISA Compliance ........................................................................................................................ 67 5.12 Subsidiaries; Joint Ventures ........................................................................................................... 68 5.13 Margin Regulations; Investment Company Act ............................................................................. 68 5.14 Disclosure ...................................................................................................................................... 69 5.15 Compliance with Laws .................................................................................................................. 69 5.16 Sanctions Restrictions .................................................................................................................... 69 5.17 [Reserved] ...................................................................................................................................... 69 5.18 Anti-Corruption Laws .................................................................................................................... 69 5.19 Affected Financial Institutions ....................................................................................................... 69 5.20 Covered Entities ............................................................................................................................. 69 5.21 Use of Proceeds ............................................................................................................................. 69 5.22 Perfection, Etc. ............................................................................................................................... 70 ARTICLE VI. AFFIRMATIVE COVENANTS 70 6.01 Financial Statements ...................................................................................................................... 70 6.02 Certificates; Other Information ...................................................................................................... 71 6.03 Notices ........................................................................................................................................... 73 6.04 Payment of Obligations .................................................................................................................. 73 6.05 Preservation of Existence, Etc. ...................................................................................................... 73 6.06 Maintenance of Properties ............................................................................................................. 74 6.07 Maintenance of Insurance .............................................................................................................. 74 6.08 Compliance with Laws .................................................................................................................. 74 6.09 Books and Records ........................................................................................................................ 74 6.10 Inspection Rights ........................................................................................................................... 74 6.11 Use of Proceeds ............................................................................................................................. 75 6.12 Post Closing Obligations ................................................................................................................ 75 6.13 Sanctions ........................................................................................................................................ 75 6.14 Anti-Corruption Laws .................................................................................................................... 75 6.15 Additional Guarantors .................................................................................................................... 75 6.16 Covenant to Guarantee Obligations and Give Security ................................................................. 75 6.17 Further Assurances......................................................................................................................... 76 ARTICLE VII. NEGATIVE COVENANTS 77 7.01 Liens ............................................................................................................................................... 77 7.02 Indebtedness ................................................................................................................................... 80 7.03 Fundamental Changes .................................................................................................................... 81 7.04 Transactions with Affiliates ........................................................................................................... 82

iii 7.05 Use of Proceeds ............................................................................................................................. 83 7.06 Restricted Payments. ...................................................................................................................... 83 7.07 Burdensome Agreements ............................................................................................................... 84 7.08 Sanctions Restrictions .................................................................................................................... 86 7.09 Anti-Corruption Laws .................................................................................................................... 87 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 87 8.01 Events of Default ........................................................................................................................... 87 8.02 Remedies Upon Event of Default .................................................................................................. 89 8.03 Application of Funds...................................................................................................................... 89 ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS 90 9.01 Appointment and Authority ........................................................................................................... 90 9.02 Rights as a Lender .......................................................................................................................... 92 9.03 Exculpatory Provisions .................................................................................................................. 92 9.04 Reliance by Administrative Agent ................................................................................................. 93 9.05 Delegation of Duties ...................................................................................................................... 94 9.06 Resignation of Administrative Agent ............................................................................................ 94 9.07 Acknowledgement of Lenders ....................................................................................................... 95 9.08 No Other Duties, Etc. ..................................................................................................................... 96 9.09 Administrative Agent May File Proofs of Claim ........................................................................... 96 9.10 Collateral and Guaranty Matters; Intercreditor Agreements .......................................................... 97 9.11 Certain ERISA Matters .................................................................................................................. 98 9.12 Recovery of Erroneous Payments ................................................................................................ 100 9.13 Credit Bidding. ............................................................................................................................. 100 9.14 Secured Cash Management Agreements and Secured Hedge Agreements ................................. 101 ARTICLE X. [RESERVED] 101 ARTICLE XI. MISCELLANEOUS 101 11.01 Amendments, Etc. ........................................................................................................................ 102 11.02 Notices; Effectiveness; Electronic Communication .................................................................... 104 11.03 No Waiver; Cumulative Remedies; Enforcement ........................................................................ 105 11.04 Expenses; Indemnity; Damage Waiver ........................................................................................ 106 11.05 Payments Set Aside ..................................................................................................................... 108 11.06 Successors and Assigns ................................................................................................................ 108 11.07 Treatment of Certain Information; Confidentiality ...................................................................... 113 11.08 Right of Setoff ............................................................................................................................. 114 11.09 Interest Rate Limitation ............................................................................................................... 115 11.10 Integration; Effectiveness ............................................................................................................ 115 11.11 Survival of Representations and Warranties ................................................................................ 115 11.12 Severability .................................................................................................................................. 115 11.13 Replacement of Lenders .............................................................................................................. 115 11.14 Governing Law; Jurisdiction; Etc. ............................................................................................... 116 11.15 Waiver of Jury Trial ..................................................................................................................... 117 11.16 No Advisory or Fiduciary Responsibility .................................................................................... 118 11.17 Electronic Execution; Electronic Records; Counterparts ............................................................. 118 11.18 USA PATRIOT Act ..................................................................................................................... 119

iv 11.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............................ 119 11.20 ENTIRE AGREEMENT .............................................................................................................. 120 11.21 Acknowledgement Regarding Any Supported QFCs .................................................................. 120

i SCHEDULES SCHEDULES 2.01 Commitments and Applicable Percentages 2.01(x) Tranche 1 Notes 2.01(y) Tranche 2 Notes 5.11 Pension Plans 5.12 Joint Ventures 6.12 Post Closing Obligations 6.17 Initial Intellectual Property 7.01 Existing Liens 7.02 Existing Indebtedness 7.06 Existing Investments 11.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS Form of A Loan Notice C Note D Compliance Certificate E Assignment and Assumption F-1 Parent Guaranty F-2 Subsidiary Guaranty G Security Agreement H U.S. Tax Compliance Certificates I Solvency Certificate

1 NON-INVESTMENT GRADE LEVERAGED BRIDGE LOAN AGREEMENT This NON-INVESTMENT GRADE LEVERAGED BRIDGE LOAN AGREEMENT is entered into as of June 26, 2025, among WARNER BROS. DISCOVERY, INC., a Delaware corporation (“Parent”), WARNERMEDIA HOLDINGS, INC., a Delaware corporation (as further defined in Section 1.01, the “Borrower”), each lender from time to time party hereto (as further defined in Section 1.01, collectively, the “Lenders” and individually, a “Lender”) and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent and Collateral Agent. The Borrower has requested that the Lenders agree to provide a senior secured non-investment grade leveraged bridge loan facility on the Funding Date (as defined below), and the Lenders are willing to do so on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Act” has the meaning specified in Section 11.18. “Additional Incremental Lender” has the meaning specified in Section 2.15(b). “Administrative Agent” means JPMCB, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account in the United States as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent from time to time. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Bookrunners and the Co-Syndication Agents. “Agent Fee Letter” means that certain Administrative Agent Fee Letter, dated as of June 9, 2025, among Parent, the Borrower and the Administrative Agent. “Agent Parties” has the meaning specified in Section 1.01(c).

2 “Aggregate Commitments” means the Commitments of all the Lenders in the Dollar amounts set forth opposite such Lender’s name on Schedule 2.01, in each case as such amounts may be adjusted from time to time in accordance with this agreement. As of the Effective Date, the Aggregate Commitments are $17,000,000,000, and each Lender as of the Effective Date will be deemed to have a Commitment with respect to each Tranche of Loans as of the Effective Date equal to its Applicable Percentage of such Tranche. “Agreement” means this Non-Investment Grade Leveraged Bridge Loan Agreement, as may be amended, supplemented or otherwise modified from time to time. “Ancillary Fees” has the meaning specified in Section 11.01(i). “Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time (or, on and after the funding of the Loans, of the aggregate Outstanding Amount of all Loans represented by the aggregate Outstanding Amount of such Lender’s Loans at such time); provided that, when referring to any Tranche, “Applicable Percentage” shall mean, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the aggregate Commitments of such Tranche represented by such Lender’s Commitments in respect of such Tranche at such time (or, on and after the funding of the Loans, the percentage of the aggregate Outstanding Amount of all Loans of such Tranche represented by the aggregate Outstanding Amount of such Lender’s Loans of such Tranche at such time). If the commitment of each Lender to make Loans has been terminated pursuant to Section 8.02 or if the Aggregate Commitments have expired, in each case prior to the funding of the Loans, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means a percentage per annum equal to (x) 3.00% for Term SOFR Loans and (y) 2.00% for Base Rate Loans; provided that, in each case, the Applicable Rate will increase by an additional 0.50% per annum on December 31, 2025, and an additional 0.50% per annum on March 31, 2026. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale” means: (1) any Disposition of property or assets of Parent or any Subsidiary (in each case other than Equity Interests of Parent), or (2) the issuance or sale of Equity Interests of any Subsidiary (other than directors’ qualifying shares and shares issued to foreign nationals as required under applicable law) (whether in a single transaction or a series of related transactions); in each case, other than: (a) a Disposition of cash, Cash Equivalents or Investment Grade Securities, including any marketable securities portfolio owned by Parent and its Subsidiaries on the Funding Date;

3 (b) Dispositions of obsolete, worn-out, uneconomic, damaged, non-core or surplus property, equipment or other assets that are no longer economically practical or commercially desirable to maintain or used or useful in the business of Parent and its Subsidiaries (including by ceasing to enforce, allowing the lapse, abandonment or invalidation of or discontinuing the use or maintenance of or putting into the public domain any intellectual property that is (i) in the reasonable judgment of the Borrower, no longer used or useful, or economically practicable to maintain, or in respect of which the Borrower determines in its reasonable judgment that such action or inaction is desirable or (ii) expiring at the end of its statutory term); (c) Dispositions of inventory and interests in Works and other intellectual property associated therewith in the ordinary course of business (including pursuant to licensing arrangements); (d) (i) non-exclusive licenses, sublicenses or cross-licenses of intellectual property, software or other general intangibles, (ii) exclusive licenses, sublicenses or cross-licenses of intellectual property, software or other general intangibles in the ordinary course of business, or (iii) conveyances, sales, transfers, licenses, sublicenses, cross-licenses or other Dispositions of intellectual property, software or other general intangibles in the ordinary course of business or that are not material to the business of the Parent and its Subsidiaries, taken as a whole. (e) the sale, conveyance, lease or other disposition consummated in compliance with the provisions of Section 7.03(a) (other than Section 7.03(a)(v)); (f) any Restricted Payment that is permitted to be made, and is made, pursuant to Section 7.06 or any Permitted Investment; (g) any Disposition of Equity Interests, properties or assets in any transaction or series of related transactions not involving consideration in excess of $50,000,000; (h) a Disposition by (x) Parent or any Subsidiary to Parent or any Subsidiary in the ordinary course of business, (y) Parent or any Subsidiary to any Loan Party or (z) Parent or any Subsidiary to Parent or any Subsidiary pursuant to any Permitted Spin-Off Reorganization Activities; (i) a Disposition constituting the granting of a Lien not prohibited by Section 7.01; (j) any disposition of Securitization Assets or participations therein in connection with a Permitted Securitization Financing; (k) Dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements; (l) Involuntary Dispositions; (m) sales, transfers or other dispositions of Investments in joint ventures or similar entities to the extent required by, or made pursuant to customary buy/sell arrangements or rights of first refusal between, the parties set forth in joint venture arrangements and similar binding arrangements; (n) (i) Dispositions of property to the extent that such property is exchanged for credit against the purchase price of similar replacement property that is promptly purchased, (ii) Dispositions of property to the extent that the proceeds of such disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually promptly purchased) and (iii) to the

4 extent allowable under Section 1031 of the Code or comparable law or regulation, any exchange of like property (excluding any boot thereon); (o) an issuance of Equity Interests by a Joint Venture as part of or pursuant to an equity incentive or compensation plan approved by the board of directors of Parent; (p) transfers of property or assets subject to Involuntary Dispositions upon receipt of Cash Equivalents of such Involuntary Disposition; (q) any surrender or waiver of contractual rights or the settlement, release, surrender or waiver of contractual, tort, litigation or other claims of any kind; and (r) the unwinding of any Swap Contract. “Arranger Fee Letter” means that certain Arranger Fee Letter, dated as of June 9, 2025, among Parent, the Borrower and JPMCB. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 1.01(b), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “Audited Financial Statements” means the audited consolidated balance sheet of Parent and its Subsidiaries for the fiscal year ended December 31, 2024, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of Parent and its Subsidiaries, including the notes thereto. “Availability Period” means the period from and including the Effective Date to the earliest of (a) 11:59 p.m., New York City time, on October 17, 2025, (b) the date on which the Borrower publicly announces its intention to not consummate the Spin-Off, and (c) the date of termination the Aggregate Commitments pursuant to Section 2.06. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

5 “Banking Services” means each and any of the following bank services provided to the Company or any of its Subsidiaries: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards and related programs), (b) netting or setting off arrangements (including, without limitation, credit, debit or purchase card programs and stored value cards) and (c) Cash Management Services. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate and (c) Term SOFR for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” means a certification regarding individual beneficial ownership solely to the extent expressly required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Bond Indenture Amendments” shall mean, with respect to any series of Bonds that will remain outstanding after the Funding Date that contained a limitation on the ability of Parent or any of its Subsidiaries to grant Liens on any of its assets and as to which a satisfaction and discharge is not being consummated on Effective Date, amendments to the applicable indenture with respect to such series of Bonds, in each case, as and to the extent contemplated by the Tender and Consent. “Bonds” means collectively, the Discovery Bonds, the TW Bonds and the WarnerMedia Holdings Bonds. “Bookrunners” means each of JPMCB, Bank of America, N.A., Goldman Sachs Bank USA, Citibank, N.A., Deutsche Bank Securities Inc., Royal Bank of Canada, Wells Fargo Securities, LLC, Barclays Bank PLC, BNP Paribas and Mizuho Bank, Ltd, each in its capacity as a joint bookrunner. “Borrower” has the meaning specified in the introductory paragraph hereto and any successor in interest thereto. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and Tranche and having the same Interest Period made by each of the Lenders pursuant to Section 2.01. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York. “Capital Lease” means, subject to Section 1.03(a), an obligation that is required to be classified as, and expenses in respect of which are recognized as for, a capitalized lease for income statement reporting purposes in accordance with GAAP.

6 “Captive Insurance Subsidiary” means (i) any Subsidiary of Parent operating for the purpose of (a) insuring the businesses, operations or properties owned or operated by any direct or indirect parent of Parent, Parent or any of its Subsidiaries, including their future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective estates, heirs, family members, spouses or former spouses), and related benefits and/or (b) conducting any activities or business incidental thereto (it being understood and agreed that activities which are relevant or appropriate to qualify as an insurance company for U.S. federal or state tax purposes shall be considered “activities or business incidental thereto”) or (ii) any Subsidiary of any such insurance subsidiary operating for the same purpose described in clause (i) above. “Cash Equivalents” means: (1) Dollars, Canadian Dollars, Pounds Sterling, Euros, Australian Dollars, the national currency of any participating member state of the European Union and, with respect to any Foreign Subsidiaries, other currencies held by such Foreign Subsidiary in the ordinary course of business; (2) securities issued or directly and fully guaranteed or insured by the United States, Canadian, United Kingdom or Japanese governments, a member state of the European Union or, in each case, any agency or instrumentality thereof, with maturities of 24 months or less from the date of acquisition; (3) money market deposits, certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits, demand deposits or bankers’ acceptances having maturities of not more than two years from the date of acquisition thereof and overnight bank deposits, in each case, issued by any bank, trust company or other financial institution (a) whose commercial paper is rated at least “P-2” or the equivalent thereof by S&P or Fitch or at least “A-2” or the equivalent thereof by Moody’s (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another nationally recognized statistical rating organization selected by Parent) or (b) having combined capital and surplus in excess of $500,000,000; (4) repurchase obligations for underlying securities of the types described in clauses (2), (3), (7), (8) and (9) entered into with any Person meeting the qualifications specified in clause (3) above; (5) securities with maturities of two years or less from the date of acquisition backed by standby letters of credit issued by any Person meeting the qualifications in clause (3) above; (6) commercial paper and variable or fixed rate notes issued by any Person meeting the qualifications specified in clause (3) above (or by the parent company thereof) maturing within two years after the date of acquisition thereof, or if no rating is available in respect of the commercial paper or variable or fixed rate notes, the issuer of which has an equivalent rating in respect of its long-term debt; (7) marketable short-term money market and similar securities having a rating of at least “P-2” from either S&P or Fitch or “A-2” from Moody’s (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another nationally recognized statistical rating organization selected by Parent);

7 (8) readily marketable direct obligations issued by any state, province, commonwealth or territory of the United States of America or any political subdivision, taxing authority or any agency or instrumentality thereof, rated BBB- (or the equivalent) or better by S&P or Fitch or Baa3 (or the equivalent) or better by Moody’s (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of not more than two years from the date of acquisition; (9) readily marketable direct obligations issued by any foreign government or any political subdivision, taxing authority or agency or instrumentality thereof, with a rating of “BBB-” or higher from S&P or Fitch or “Baa3” or higher by Moody’s or the equivalent of such rating by such rating organization (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of not more than two years from the date of acquisition; (10) Investments with average maturities of 24 months or less from the date of acquisition in money market funds with a rating of “A” or higher from S&P or Fitch or “A-2” or higher by Moody’s or the equivalent of such rating by such rating organization (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower); (11) with respect to any Foreign Subsidiary: (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within two years after the date of investment therein, (ii) certificates of deposit of, bankers’ acceptance of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P or Fitch is at least “P-2” or the equivalent thereof or from Moody’s is at least “A-2” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than one year from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank; (12) any investment company, money market, enhanced high yield, pooled or other investment fund investing 90% or more of its assets in instruments of the types specified in the clauses above; (13) other Investments in accordance with Parent’s cash management policies as approved by the Board of Directors (or a duly appointed committee thereof) as in effect on the Effective Date; (14) Indebtedness or Preferred Stock issued by Persons with a rating of “BBB- ” or higher from S&P or Fitch or “Baa3” or higher by Moody’s or the equivalent of such rating by such rating organization (or, if at the time, none of S&P or Moody’s is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of not more than two years from the date of acquisition;

8 (15) bills of exchange issued in the United States of America, Canada, the United Kingdom, Japan, a member state of the European Union eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent); and (16) Investments in industrial development revenue bonds that (i) “re-set” interest rates not less frequently than quarterly, (ii) are entitled to the benefit of a remarketing arrangement with an established broker dealer and (iii) are supported by a direct pay letter of credit covering principal and accrued interest that is issued by any bank meeting the qualifications specified in clause (3) above. In the case of Investments by any Foreign Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (a) investments of the type and maturity described in the clauses above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (b) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in the clauses above and in this paragraph. In addition, in the case of Investments by any Captive Insurance Subsidiary, Cash Equivalents shall also include (a) such Investments with average maturities of 12 months or less from the date of acquisition in issuers rated BBB- (or the equivalent thereof) or better by S&P or Fitch or Baa3 (or the equivalent thereof) or better by Moody’s, in each case at the time of such Investment and (b) any Investment with a maturity of more than 12 months that would otherwise constitute Cash Equivalents of the kind described in any of clauses of this definition above or clause (a) in this paragraph, if the maturity of such Investment was 12 months or less; provided that the effective maturity of such Investment does not exceed 15 years. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (1) above, provided that such amounts are converted into any currency listed in clause (1) as promptly as practicable and in any event within 10 Business Days following the receipt of such amounts. For the avoidance of doubt, any items identified as Cash Equivalents under this definition will be deemed to be Cash Equivalents for all purposes under the Loan Documents regardless of the treatment of such items under GAAP. “Cash Management Agreement” means any agreement or arrangement to provide Cash Management Services to Parent or any Subsidiary. “Cash Management Bank” means any Person that (i) at the time it enters into a Cash Management Agreement, is a Lender or an Agent or an Affiliate of a Lender or an Agent, (ii) in the case of any Cash Management Agreement in effect on or prior to the Funding Date, is, as of the Funding Date or within 45 days thereafter, a Lender or an Agent or an Affiliate of a Lender or an Agent and a party to a Cash Management Agreement or (iii) within 45 days after the time it enters into the applicable Cash Management Agreement, becomes a Lender or an Affiliate of a Lender or an Agent, in each case, in its capacity as a party to such Cash Management Agreement. “Cash Management Services” means any of the following, (1) obligations in respect of any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements, non-card e- payable services, settlement arrangements, treasury management services (including controlled disbursement services, overdraft automatic clearing house fund transfer services, return items and interstate depository network services), other demand deposit or operating account relationships, foreign exchange

9 facilities, merchant services, bilateral agreements, electronic fund transfer, treasury services and cash management services, including controlled disbursement services, working capital lines, lines of credit, overdraft facilities, foreign exchange facilities, deposit and other accounts and merchant services, or other cash management arrangements or any automated clearing house arrangements, (2) other obligations in respect of netting or setting off arrangements, credit, debit or purchase card programs, stored value card and similar arrangements and (3) obligations in respect of any other services related, ancillary or complementary to the foregoing (including any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and cash management services, corporate credit and purchasing cards and related programs or any automated clearing house transfers of funds). “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued; provided further that in the case of Taxes imposed with respect to any Recipient, such adoption, change, making or action described above shall have occurred after the date on which such Recipient becomes a party hereto. “Change of Control” means an event by which both: (a) (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than any Significant Shareholder or any combination of Significant Shareholders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the equity securities of Parent or the Borrower entitled to vote for members of the board of directors or equivalent governing body of such Loan Party, measured by voting power rather than number of shares; (ii) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Parent and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) other than to Parent or one of its Subsidiaries; (iii) the consummation of a so-called “going private/Rule 13e-3 Transaction” that results in any of the effects described in paragraph (a)(3) of Rule 13e-3 under the Securities Exchange Act of 1934 (or any successor provision) with respect to each class of Parent’s common stock, following which any Significant Shareholder or any combination of Significant Shareholders “beneficially own” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, more than 50% of the outstanding equity securities of Parent entitled to vote for members of the board of directors or equivalent governing body of Parent measured by voting power rather than number of shares; or (iv) the adoption of a plan relating to the liquidation, dissolution or winding up of Parent; and

10 (b) within 60 days after the occurrence of any event described in clauses (a)(i) to (iv), the Loan Parties shall not have procured and delivered to the Administrative Agent a rating of Parent’s non-credit enhanced, senior long-term debt from both of S&P and Moody’s of “BBB-” or better by S&P (or its equivalent under any successor rating category of S&P) and a rating of “Baa3” or better by Moody’s (or its equivalent under any successor rating category of Moody’s). “CME” means CME Group Benchmark Administration Limited. “Code” means the United States Internal Revenue Code of 1986, as amended. “Collateral” means all of the “Collateral” (or similar term) referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms of this Agreement or the Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties but excluding the Excluded Property or any similar term in any Collateral Document. “Collateral Agent” means JPMCB, acting through such of its Affiliates or branches as it may designate, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent appointed pursuant to the Security Agreement. “Collateral Documents” means, collectively, the Security Agreement, each Intellectual Property Security Agreement, each of the collateral assignments, Security Agreement Supplements, Intellectual Property Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent pursuant to Section 6.12, Section 6.16 or Section 6.17, as applicable, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means, as to each Lender, its Tranche 1 Commitment, Tranche 2 Commitment Tranche 3 Commitment and/or any Incremental Term Commitment. “Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR or any proposed Term SOFR Successor Rate, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable determination of the Administrative Agent (in consultation with the Borrower), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for Dollars (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for Dollars exists, in such other manner of administration as the Administrative Agent determines (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

11 “consolidated” or “consolidated basis” means, with respect to Parent and its Subsidiaries, the consolidation of the accounts of each of the Subsidiaries with those of Parent in accordance with GAAP. “Consolidated Interest Charges” means, for any Measurement Period, for Parent and its Subsidiaries on a consolidated basis, the sum of, without duplication (a) all interest, premium payments, debt discount, fees, charges and related expenses of Parent and its Subsidiaries in connection with borrowed money (including capitalized interest), in each case to the extent treated as interest in accordance with GAAP, (b) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Permitted Securitization Financing and (c) the portion of rent expense of Parent and its Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP. “Consolidated Net Income” means, for any Measurement Period, for Parent and its Subsidiaries on a consolidated basis, the net income of Parent and its Subsidiaries (excluding extraordinary gains and extraordinary losses and any gain or loss on early retirement of Indebtedness) for that period. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative to the foregoing. “Controlled Foreign Subsidiary” means any Subsidiary of Parent (or of any Subsidiary Guarantor) that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Co-Syndication Agents” mean JPMCB, Bank of America, N.A., Goldman Sachs Bank USA, Citibank, N.A., Deutsche Bank Securities Inc., Royal Bank of Canada, Wells Fargo Securities, LLC, Barclays Bank PLC, BNP Paribas and Mizuho Bank, Ltd. in their capacities as co-syndication agents. “Covered Entity” has the meaning specified in Section 11.21. “Covered Party” has the meaning specified in Section 1.01(a). “Credit Agreement Amendment” means an amendment to the Revolving Credit Agreement providing for, among other things, the permissibility of the Liens to secure the Secured Obligations. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website.

12 “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, judicial management or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Term SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, other than via an Undisclosed Administration (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, judicial manager, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination. For purposes of this definition, “Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of a receiver, conservator, trustee, administrator, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be publicly disclosed. “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is targeted by any comprehensive Sanctions.

13 “Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by Parent or any of the Subsidiaries in connection with an Asset Sale made pursuant to Section 7.04(b) that is designated as “Designated Non-Cash Consideration” on the date received less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of, in each case, in or for cash (and only to the extent of the cash so received) and in compliance with Section 7.04(b). “Discovery Bonds” means, collectively, (a) the notes issued pursuant to the Indenture dated as of August 19, 2009, among the Borrower, Parent, and U.S. Bank National Association, and any supplemental indentures thereto and (b) the notes issued pursuant to the Indenture, dated as of December 1, 2011, by and among Scripps and U.S. Bank National Association, and any supplemental indentures thereto. “Discretionary Guarantor” means any Subsidiary that is an Excluded Subsidiary but that Parent elects to cause to become a Subsidiary Guarantor in its sole discretion; provided that if such Subsidiary is a Foreign Subsidiary, the jurisdiction or organization of such Subsidiary shall be reasonably satisfactory to the Administrative Agent. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is puttable, redeemable or exchangeable), in each case, at the option of the holder thereof or upon the happening of any event: (1) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than as a result of a change of control, asset sale or similar event), (2) is convertible or exchangeable for Indebtedness or Disqualified Equity Interests, or (3) is redeemable at the option of the holder thereof, in whole or in part, in each case prior to the date that is 91 days after the Maturity Date; provided that only the portion of Equity Interests that so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Equity Interests; provided, further, that any Equity Interests held by any future, current or former employee, director, officer, member of management, independent contractor or consultant of Parent or any of its Subsidiaries pursuant to any management, shareholder, director or employee equity plan, any stock option plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by Parent or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s, officer’s, management member’s, independent contractor’s or consultant’s termination of employment or service, as applicable, death or disability; provided, further, that any class of Equity Interests of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Equity Interests of Parent that are not Disqualified Equity Interests shall not be deemed to be Disqualified Equity Interests.

14 “Disqualified Institution” means (i) any Persons identified by Parent in writing to the Administrative Agent prior to the Effective Date and (ii) any competitors of Parent and its Subsidiaries identified by Parent from time to time as a “Disqualified Institution” (or to any Affiliates of such competitors to the extent such affiliates are reasonably identifiable as affiliates solely on the basis of the name thereof) by written notice to the Administrative Agent. The list of Disqualified Institutions shall be made available to any Lender upon request to the Administrative Agent; provided that “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent and the Lenders from time to time. Any additional designation, modification or deletion permitted by the foregoing shall not apply (i) retroactively to any prior assignment to any Lender or Participant and (ii) until three Business Days following receipt of such list by the Administrative Agent from the Borrower. Notwithstanding the foregoing, any list of Disqualified Institutions shall only be required to be available to any Lender upon written request by an assigning Lender or prospective assignee or Participant (provided that such Lender agrees to keep such identity confidential). For the purposes of the foregoing, such list and updates shall be made available to the Administrative Agent via email to JPMDQ_Contact@jpmorgan.com. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States that is not a Foreign Subsidiary. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01. For the avoidance of doubt, the Effective Date is June 26, 2025. “Effective Date Guarantors” shall mean Parent and the Subsidiary Guarantors listed on the signature pages of the Subsidiary Guarantee. “Electronic Copy” shall have the meaning specified in Section 11.17. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 1.01(b)(iii), and (A) (subject to such consents, if any, as may be required under Section 1.01(b)(iii)); provided that no Disqualified Institution shall be an Eligible Assignee.

15 “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Parent within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of Parent or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Parent or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Parent or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Excluded Property” means, with respect to any Loan Party, (a) any real property (with no requirements to deliver landlord lien waivers, estoppels or collateral access letters), (b) motor vehicles and

16 other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by filing a UCC financing statement, (c) assets to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of any law or regulation in any applicable jurisdiction similar to Section 956 of the Code) to Parent or any of Parent’s direct or indirect Subsidiaries, in each case, as reasonably determined by Parent in consultation with the Administrative Agent, (d) any assets to the extent pledges and security interests therein are prohibited or restricted by (i) applicable law, rule or regulation whether on the Effective Date or thereafter (including any requirement to obtain the consent, approval or authorization of any Governmental Authority or third party, unless such consent has been obtained) or (ii) any contract existing on the Effective Date or at the time of acquisition thereof after the Effective Date (and such Contractual Obligation was not entered into in contemplation of the Effective Date or such acquisition, as applicable) to which such asset is subject binding on any Loan Party or that would require any consent, approval, license or other authorization of any third party (other than a Loan Party) or Governmental Authority (without any requirement to obtain such consent, approval, license or other authorization) pursuant to such a contract, or would result in material adverse accounting or regulatory consequences, as reasonably determined by Parent, in each case, after giving effect to the applicable anti-assignment provision of the UCC or other applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition or restriction, (e) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in favor of the Collateral Agent in such licenses, franchises, charters or authorizations are prohibited or restricted thereby, in each case, except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the UCC of any applicable jurisdiction and other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC of any applicable jurisdiction or applicable law notwithstanding such prohibition or restriction, (f) Equity Interests in (A) any Person (other than in the Borrower and the other Wholly-Owned Subsidiaries of Parent) (provided that no Equity Interests once pledged will be released as a result of this clause (f)(A) by virtue of a Subsidiary becoming a non-Wholly-Owned Subsidiary as a result of a transfer of such Subsidiary’s Equity Interests to any Affiliate of Parent in connection with a non-bona fide transaction the primary purpose (as determined by Parent in good faith, which determination shall be conclusive) of which was to cause such Equity Interests to become Excluded Property unless such Subsidiary otherwise constitutes an Excluded Subsidiary), (B) any not-for-profit Subsidiary, (C) any Captive Insurance Subsidiary and (D) any special purpose vehicle or special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary, and any equity interest in or debt obligation of such an entity (g) any (A) lease, license or other agreement or (B) any property subject to a purchase money security interest, Capital Lease or similar arrangement in each case permitted to be incurred under this Agreement, to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money arrangement or create a right of termination in favor of any other party thereto (other than a Loan Party) (in the case of clause (A), except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the UCC of any applicable jurisdiction) other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC of any applicable jurisdiction notwithstanding such prohibition, (h) “intent-to-use” trademark applications prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent if any, and solely during the period, if any, in which, the grant of a security interest therein would impair such application or the validity or enforceability of any registration issuing from such application under applicable federal Law, (i) any Securitization Assets sold pursuant to a Permitted Securitization Financing, (j) voting Equity Interests in excess of 65% of the voting Equity Interests of (1) any Foreign Subsidiary, (2) any Controlled Foreign Subsidiary or (3) any FSHCO, (k) Margin Stock, (l) sales accounts, trust accounts (held for third parties), payroll accounts, accounts subject to cash pooling arrangements, escrow accounts or similar tax trust accounts (including, for the avoidance of doubt, for the collection and payment of any withholding taxes or sales taxes) and funds held in a fiduciary capacity for others (other than a Loan Party), (m) segregated cash to secure letter of credit reimbursement obligations to the extent such letters of credit are permitted by this Agreement, (n) any

17 Equity Interests of broker dealer Subsidiaries, trust companies depository institutions or fund investment vehicles under the Investment Company Act, whether or not registered or exempt from registration which are in each case not permitted to be pledged to the Collateral Agent pursuant to applicable law without consent of a governmental entity or third party, (o) the Equity Interests of Immaterial Subsidiaries except to the extent that a security interest therein can be perfected by the filing of a UCC financing statement, (p) obligations the interest of which is wholly exempt from taxes imposed by Subtitle A of the Code, (q) any assets of any Subsidiary that is not a Loan Party and (r) those assets as to which the Administrative Agent and Parent reasonably agree that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby. Notwithstanding anything herein or the Collateral Documents to the contrary, Excluded Property shall not include any Proceeds (as defined in the UCC), substitutions or replacements of any Excluded Property (unless such Proceeds, substitutions or replacements would otherwise constitute Excluded Property referred to above). “Excluded Subsidiary” means any direct or indirect Subsidiary of Parent that is (a) not a Wholly- Owned Subsidiary of Parent (provided that such Subsidiary shall not be released from its Guaranty (and no Collateral provided by such Subsidiary shall be released) by virtue of becoming a non-Wholly-Owned Subsidiary as a result of a transfer of such Loan Party’s Equity Interests to any Affiliate of Parent in connection with a non-bona fide transaction the primary purpose (as determined by Parent in good faith, which determination shall be conclusive) of which was to cause such entity to become Excluded Subsidiary unless such Subsidiary otherwise constitutes an Excluded Subsidiary), (b) an Immaterial Subsidiary, (c) (i) a Controlled Foreign Subsidiary, (ii) a FSHCO, or (iii) a Subsidiary of a Controlled Foreign Subsidiary or FSHCO, (d) a Foreign Subsidiary, (e) a Subsidiary that is prohibited by applicable Law from providing a Guaranty, or which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee unless, such consent, approval, license or authorization has been received, (f) a Subsidiary that is prohibited from providing a Guaranty by any Contractual Obligation in existence on the Effective Date (but not entered into in contemplation thereof) and for so long as any such Contractual Obligation exists (or, in the case of any newly-acquired Subsidiary, in existence at the time of acquisition thereof but not entered into in contemplation thereof and for so long as any such Contractual Obligation exists), (g) a Subsidiary with respect to which providing a Guaranty would reasonably be expected to result in material adverse tax consequences as reasonably determined by Parent in consultation with the Administrative Agent, (h) not-for-profit subsidiaries, (i) Subsidiaries that are special purpose entities, including Securitization Subsidiaries, (j) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the cost or other consequences of providing a Guaranty (including because of material adverse tax consequences) would be excessive in view of the benefits to be obtained by the Lenders therefrom, (k) any broker dealer, registered investment advisors and/or Captive Insurance Subsidiary; provided that, if a Subsidiary executes the Subsidiary Guaranty as a “Subsidiary Guarantor,” then it shall not constitute an “Excluded Subsidiary” (unless released from its obligations under the Subsidiary Guaranty as a “Subsidiary Guarantor” in accordance with the terms hereof and thereof); provided, further that no Subsidiary that guarantees the obligations under the Term Credit Agreement or the Revolving Credit Agreement shall be excluded pursuant to any of clauses of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), (b) Other Connection Taxes, (c) Taxes imposed on amounts payable to or for the account of such Recipient pursuant to a law in effect on the date on which, in the case of a Lender, (i) such Lender acquires the applicable interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the

18 extent that, pursuant to Section 3.01(a)(ii), 3.01(a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, and in the case of any other Recipient, such Recipient becomes a party hereto, (d) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e), (e) any withholding Taxes imposed pursuant to FATCA and (f) any U.S. federal tax imposed under Section 112028 of the 2025 Tax Act. “Existing Term Loan Agreement” means that certain Credit Agreement, dated as of January 28, 2025, by and among the Facility Guarantor, the Company, certain subsidiaries of the Facility Guarantor, Mizuho Bank, Ltd., New York Branch, as administrative agent, and the other parties thereto (as amended, supplemented or otherwise modified from time to time). “Fair Market Value” means, with respect to any asset or property, the price that could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction (as determined in good faith by Parent, whose determination will be conclusive for all purposes under the Loan Documents). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, (b) any treaty, law, regulation or other official guidance enacted in any jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, with the purpose (in either case) of facilitating the implementation of clause (a) above, or (c) any agreement pursuant to the implementation of clauses (a) or (b) above with the United States Internal Revenue Service, the United States government or any Governmental Authority. “Federal Funds Rate” means, for any day, the per annum rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Film Rights Amortization” means, for any Person, the amortization of payments for the acquisition of film rights and broadcast programming by such Person in accordance with GAAP. “Fitch” means Fitch Ratings and any successor thereto. “Foreign Lender” means a Lender that is not a U.S. Person. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia. “FRB” means the Board of Governors of the Federal Reserve System of the United States.

19 “FSHCO” means any Subsidiary of Parent substantially all of the assets of which consist of Equity Interests (or, if applicable, Equity Interests and indebtedness (including any debt instrument treated as equity for U.S. federal income tax purposes), in each case, and/or cash, cash equivalents, and/or incidental assets related thereto) of one or more Controlled Foreign Subsidiaries or other FSHCOs. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Date” means the first Business Day prior to the expiration of the Availability Period on which all of the conditions precedent in Section 4.02 are satisfied or waived in accordance with Section 11.01 and the Loans are made to the Borrower pursuant to Section 2.01. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person; provided that the term “Guarantee” shall not include (w) endorsements of instruments for deposit or collection in the ordinary course of business, (x) deposits or other obligations to secure the performance of bids or trade contracts, (y) contingent obligations under customary “carve outs” in non-recourse receivables financings or factorings or securitization facilities or other non-recourse financings, and (z) other contingent obligations and liabilities which are not shown as indebtedness in the financial statements of such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” means, collectively, Parent, the Effective Date Guarantors and each other Subsidiary of Parent that executes and delivers a supplement to the Subsidiary Guaranty pursuant to Section 6.12 or

20 6.15, as applicable, unless it has ceased to be a Guarantor pursuant to the terms hereof, and including any Discretionary Guarantor. “Guaranty” means, collectively, the Parent Guaranty and the Subsidiary Guaranty. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedge Bank” means any Person that (i) at the time it enters into a Swap Contract, is a Lender or an Agent or an Affiliate of a Lender or an Agent, (ii) within 45 days after the time it enters into a Swap Contract, becomes a Lender or an Agent or an Affiliate of a Lender or an Agent, or (iii) with respect to Swap Contracts in effect as of the Funding Date, is, as of the Funding Date or within 45 days after the Funding Date, a Lender or an Agent or an Affiliate of a Lender or an Agent, in each case, in its capacity as a party to such Swap Contract. “Immaterial Subsidiary” means any Subsidiary of Parent that for the year ended December 31, 2024 (or following the Effective Date, for the most recent four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01(a) or (b) did not account for more than 5% of the consolidated total assets (excluding goodwill and general intangibles) of Parent and its Domestic Subsidiaries or more than 5% of consolidated revenue of Parent and its Domestic Subsidiaries; provided that if at any time Subsidiaries that are Excluded Subsidiaries solely because they are Immaterial Subsidiaries account for more than 20% of the consolidated total assets (excluding goodwill and general intangibles) of Parent and its Domestic Subsidiaries or more than 20% of consolidated revenue of Parent and its Domestic Subsidiaries for the most recent four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), Parent shall promptly notify the Administrative Agent thereof and shall designate such Subsidiaries as it may select in its sole discretion to not be “Immaterial Subsidiaries” to the extent necessary to cause such aggregate thresholds to not be exceeded. “Incremental Commitment Agreement” has the meaning specified in Section 2.15(c). “Incremental Commitment Effective Date” has the meaning specified in Section 2.15(d). “Incremental Commitments” has the meaning specified in Section 2.15(a). “Incremental Lenders” has the meaning specified in Section 2.15(b). “Incremental Term Commitments” has the meaning specified in Section 2.15(a). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract;

21 (d) all non-contingent obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) Capital Leases and Synthetic Lease Obligations; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e), to the extent such Indebtedness has not been assumed or is limited in recourse to the assets securing such Lien, shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the Fair Market Value of the property encumbered. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 1.01(b). “Information” has the meaning specified in Section 11.07. “Initial Intellectual Property Collateral” means the intellectual property described on Schedule 6.17. “Intellectual Property Security Agreement” means, collectively, each intellectual property security agreement substantially in the form of Exhibit B to the Security Agreement, together with each Intellectual Property Security Agreement Supplement executed and delivered pursuant to Section 6.12, Section 6.16 or Section 6.17. “Intellectual Property Security Agreement Supplement” means, collectively, any intellectual property security agreement supplement entered into in connection with, and pursuant to the terms of, any Intellectual Property Security Agreement. “Interest Payment Date” means, (a) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date, and (b) as to any Term SOFR Loan, the last day of

22 each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Term SOFR exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates. “Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Borrower in its Loan Notice or such other period that is six months or less requested by the Borrower and consented to by all the Lenders; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less any amount paid, repaid, returned, distributed or otherwise received in respect of any Investment. For the avoidance of doubt, advances and reimbursements to officers, directors or employees of Parent and its Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes shall not be deemed to be an Investment hereunder. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P or Fitch or an equivalent rating by any other “nationally recognized statistical rating organization” within the meaning of Section 3 under the Securities Exchange Act of 1934 selected by the Borrower as a replacement agency for Moody’s or S&P or Fitch, as the case may be. “Investment Grade Securities” means: (1) securities issued directly or guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents), (2) securities that have an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries,

23 (3) investments in any fund that invests at least 95.0% of its assets in investments of the type described in clauses (1) and (2) above and clause (4) below which fund may also hold immaterial amounts of cash pending investment and/or distribution, and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding three years from the date of acquisition. “Involuntary Disposition” means any casualty loss, destruction, condemnation or other involuntary taking by any Governmental Authority of any property of Parent or any of its Subsidiaries. “IRS” means the United States Internal Revenue Service. “Joint Venture” means any Person (other than a Wholly-Owned Subsidiary of Parent) if any of the Equity Interests of such Person having ordinary voting power for the election of directors or other governing body of such Person are held by Parent and/or any of its Subsidiaries and Parent or any such Subsidiary is a party to a Joint Venture Agreement in respect of such Equity Interests. “Joint Venture Agreement” means, for any Joint Venture, any stockholder agreement, voting trust agreement, limited liability company agreement, operating agreement or other similar agreement related to the ownership of the Equity Interests of such Joint Venture having ordinary voting power for the election of directors or other governing body of such Joint Venture among the owners of such Equity Interests. “JPMCB” has the meaning specified in the introductory paragraph hereto. “Junior Indebtedness” means the Bonds and any Refinancing Indebtedness in respect of the Bonds. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender” has the meaning specified in the introductory paragraph hereto. “Lender Parties” means, collectively, the Lenders, the Administrative Agent and the Collateral Agent. “Lender Related Person” has the meaning specified in Section 1.01(d). “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title

24 to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means a Tranche 1 Loan, Tranche 2 Loan, Tranche 3 Loan or any other Tranche of Loan made or to be made by a Lender pursuant to any Incremental Commitment Agreement, as applicable. “Loan Documents” means this Agreement, each Guaranty (and each supplement thereto), each Note, the Collateral Documents, and any other written agreement entered into between the Administrative Agent and any Loan Party relating to this Agreement that specifies that such agreement is a “Loan Document”. “Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, pursuant to Section 2.02(a), which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrower, appropriately completed and signed by a Responsible Officer of the Borrower. “Loan Parties” means the Borrower and each Guarantor. “Loan Party Materials” has the meaning specified in Section 6.02. “Margin Stock” has the meaning assigned to such term in Regulation U of the Board as from time to time in effect. “Master Agreement” has the meaning specified in the definition of “Swap Contract”. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations or properties of Parent and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its payment obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the rights and remedies of the Administrative Agent or the Lenders, taken as a whole. “Maturity Date” means the date that is the earlier of (x) 18 months after the Funding Date and (y) the date that the Spin-Off occurs; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Maximum Rate” has the meaning specified in Section 11.09. “Measurement Period” means a period of four consecutive fiscal quarters of the Borrower. Unless otherwise specified, on any date of determination, a reference herein to a Measurement Period shall be to such period then ended or then most recently ended, as the case may be, for which financial statements of Parent have been (or have been required to be) delivered under Section 6.01. “Moody’s” means Moody’s Investors Service, Inc., and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Parent or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including Parent or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

25 “Net Cash Proceeds” means: (a) with respect to the issuance, sale or incurrence of debt securities or Indebtedness for borrowed money, the excess of (i) the cash actually received by Parent or any of its Subsidiaries in connection therewith, over (ii) the underwriting or issuance discounts, commissions, fees and other reasonable expenses incurred by Parent or any of its Subsidiaries in connection therewith; (b) with respect to the issuance and sale of any Equity Interests of Parent, the excess of (i) the cash actually received by Parent in connection therewith, over (ii) the underwriting or issuance discounts, commissions, fees and other reasonable expenses incurred by Parent or any of its Subsidiaries in connection therewith; and (c) with respect to a sale or other disposition of any property or assets of Parent or any of its Subsidiaries, the excess, if any, of (i) the cash actually received by Parent or its Subsidiaries in connection therewith (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) payments made to retire any purchase money or similar Indebtedness that is secured by such asset and that is required to be repaid in connection with the sale or other disposition thereof, (B) the reasonable fees, costs and expenses incurred by Parent or any of its Subsidiaries in connection therewith (including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith), (C) taxes reasonably estimated to be payable in connection with such transaction (including sales, use and other transfer taxes, deed or mortgage recording taxes, and withholdings); provided that if the amount of such reserves exceeds the required amount thereof, then such excess, upon the determination thereof, shall then constitute Net Cash Proceeds and (D) the amount of reserves established by Parent or any of its Subsidiaries in good faith and pursuant to commercially reasonable practices for adjustment in respect of the sale price of such property or assets in accordance with applicable generally accepted accounting principles; provided that if the amount of such estimate exceeds the required amount thereof, then such excess, upon the determination thereof, shall then constitute Net Cash Proceeds. For purposes of determining the amount of any required prepayment of Loans pursuant to Section 2.05(b), the U.S. dollar equivalent of any Net Cash Proceeds will be determined based on customary exchange rates prevailing at the time of receipt by Parent or its Subsidiaries of such Net Cash Proceeds or such commitments. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that: (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (ii) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender to the Borrower, substantially in the form of Exhibit C. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and costs that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such

26 proceeding, regardless of whether such interest, fees and costs are allowed claims in such proceeding; provided that (a) obligations of any Loan Party under any Secured Cash Management Agreement or Secured Hedge Agreement shall be secured and guaranteed pursuant to the Collateral Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (b) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Secured Hedge Agreements or Secured Cash Management Agreements. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing pursuant to Section 11.04. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-US jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06(b)). “Outstanding Amount” means, with respect to Loans (or any Tranche of Loans) on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date. “Parent” has the meaning specified in the introductory paragraph hereto and shall include its successors. “Parent Guaranty” means the Parent Guaranty made by Parent in favor of the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit F-1, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Pari Passu Intercreditor Agreement” means an intercreditor agreement between the Administrative Agent, the agent under the Revolving Credit Agreement substantially in form and substance reasonably

27 satisfactory to the Administrative Agent or the provisions governing such intercreditor arrangements set forth in any Collateral Document, as applicable. “Participant” has the meaning specified in Section 1.01(d). “Participant Register” has the meaning specified in Section 1.01(d). “Payment Notice” has the meaning specified in Section 2.12(b)(ii). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans set forth in Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by Parent and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Perfection Exceptions” means that no Loan Party shall be required to (and shall not be a breach of any Loan Document to fail to) (i) enter into control agreements with respect to, or otherwise perfect any security interest by “control” (or similar arrangements) over securities accounts, deposit accounts, other bank accounts, cash and cash equivalents, accounts for the withholding or collection of taxes and accounts related to the clearing, payment processing and similar operations of the Borrower and its Subsidiaries, (ii) perfect the security interest in the following other than by the filing of a UCC financing statement: (1) letter- of-credit rights (as defined in the UCC), (2) commercial tort claims (as defined in the UCC), (3) Fixtures (as defined in the UCC) and (4) Assigned Agreements (as defined in the Security Agreement), (iii) send notices to account debtors or other contractual third-parties unless an Event of Default has not been cured or waived and is continuing and the Administrative Agent has exercised its rights pursuant to Section 8.02 of this Agreement, (iv) enter into any security documents, complete any filings or take any other action with respect to the perfection of security interests (including with respect to pledges of Equity Interests) in any jurisdiction outside of the United States, any state thereof (or the District of Columbia) or with respect to any assets located or titled under the law outside of the United States any state thereof (or the District of Columbia), any state thereof (or the District of Columbia), or, in each case, solely with respect to any Borrower, in the jurisdiction of organization of such Borrower, (v) deliver landlord waivers, estoppels or collateral access letters, (vi) enter into or deliver any mortgages with respect to real property, (vii) make any filing to perfect the Lien on or security interest in any intellectual property granted under the Security Agreement except for (1) filings of the Intellectual Property Security Agreement and Intellectual Property Security Agreement Supplements in the United States Patent and Trademark Office with respect to the Initial Intellectual Property Collateral, (2) after the occurrence and during the continuance of an Event of Default and upon the written request of the Administrative Agent, filings in the United States Copyright Office with respect to applicable Intellectual Property Collateral that does not constitute Initial Intellectual Property Collateral, and (3) filings of UCC-1 filing statements in the applicable jurisdiction or (viii) enter into any source code escrow arrangements. “Permitted Investments” means: (1) Investment in cash, Cash Equivalents and Investments that were in Cash Equivalents when made;

28 (2) Investments in Parent or any Subsidiary other than any Investment involving the transfer of assets constituting Collateral (other than cash, Cash Equivalents and Equity Interests of and Indebtedness owing by Subsidiaries that are not Loan Parties) and that account for a material portion of the aggregate value of the Collateral other than in connection with Permitted Spin-Off Reorganization Activities; (3) any Investment in securities or other assets received in connection with an Asset Sale made pursuant to Section 7.03(b) or any other Disposition of assets not constituting an Asset Sale; (4) Investment (i)(x) existing on the Effective Date or (y) made pursuant to binding commitments, agreements or arrangements in effect on the Effective Date and any modification, replacement, renewal, reinvestment or extension thereof in each case of clause (y) to the extent in excess of $250,000,000 in the aggregate, listed on Schedule 7.06; provided that the amount of any such Investment may not be increased except as otherwise permitted under this Agreement; (5) Investments in payroll, travel, entertainment, relocation, moving related and similar advances that are made in the ordinary course of business; (6) any Investment (x) acquired by Parent or any of its Subsidiaries (a) in exchange for any other Investment, or accounts receivable held by Parent or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of, of such other Investment or accounts receivable of Parent or such Subsidiary, or (b) as a result of a foreclosure or other remedial action by Parent or any of its Subsidiaries with respect to any Investment or other transfer of title with respect to any Investment in default and (y) received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of Parent or any Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer, or (B) litigation, arbitration or other disputes; (7) Swap Contracts and Cash Management Services permitted under Section 7.02(d), including any payments in connection with the termination thereof; (8) additional Investments in an aggregate amount, taken together with all other Investments made pursuant to this clause (8) that are at the time outstanding, not to exceed $1,000,000,000; (9) any Investment to the extent made using Equity Interests of Parent (other than Disqualified Equity Interests); (10) Investments consisting of (i) purchases or other acquisitions of inventory, supplies, Works, materials, equipment and similar assets or purchases, acquisitions, licenses, sublicenses, cross-licenses, or subleases of intellectual property or (ii) licenses, sublicenses, cross-licenses, leases, subleases, assignments, or contributions of any of the foregoing, in each of (i) and (ii), in the ordinary course of business; (11) Investments arising in connection with a Permitted Securitization Financing and distributions or payments of securitization fees and purchases of Securitization Assets in connection with a Permitted Securitization Financing;

29 (12) Guarantees of Indebtedness permitted to be incurred under Section 7.02 and obligations relating to such Indebtedness and guarantees (other than guarantees of Indebtedness) in the ordinary course of business; (13) advances, loans or extensions of trade credit (including the creation of receivables) or prepayments to suppliers or loans, guarantees or advances made to distributors, creators, suppliers, franchisees, lessors, licensors and licensees in each case, in the ordinary course of business by Parent or any of the Subsidiaries; (14) Investments (a) consisting of purchases and acquisitions of assets or services in the ordinary course of business or (b) made in the ordinary course of business in connection with obtaining, maintaining or renewing client, franchisee and customer contracts and loans; (15) Investments consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 trade arrangements with customers (or any comparable or similar provisions in other applicable jurisdictions), in each case, in the ordinary course of business; (16) intercompany current liabilities owed to Joint Ventures incurred in the ordinary course of business in connection with the cash management operations of Parent and its Subsidiaries; (17) security deposits and prepayments and other credits granted or made in the ordinary course of business; (18) Investments resulting from pledges and deposits that are permitted by Section 7.01, and performance guarantees in the ordinary course of business; (19) acquisitions of obligations of one or more officers or other employees of Parent or any Subsidiary of Parent in connection with such officer’s or employee’s acquisition of Equity Interests of Parent, so long as no cash is actually advanced by Parent or any Subsidiary to such officers or employees in connection with the acquisition of any such obligations; (20) Guarantees of operating leases (for the avoidance of doubt, excluding Capital Leases) or of other obligations that do not constitute Indebtedness, in each case, entered into by Parent or any Subsidiary in the ordinary course of business; (21) contributions to a “rabbi” trust for the benefit of any employee, director, officer, manager, contractor, consultant, advisor or other service providers or other grantor trust subject to claims of creditors in the case of a bankruptcy of Parent, and Investments relating to non-qualified deferred payment plans in the ordinary course of business; (22) Investments made from casualty insurance proceeds in connection with the replacement, substitution, restoration or repair of assets on account of an Involuntary Disposition; (23) guaranty and indemnification obligations arising in connection with surety bonds issued in the ordinary course of business; (24) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business; and

30 (25) any Investment by any Captive Insurance Subsidiary in connection with the provision of insurance to Parent or any Subsidiaries, which Investment is made in the ordinary course of business of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable. “Permitted Securitization Financing” means any financing arrangement or factoring of Securitization Assets by Parent or any Subsidiary and any securitization facility of any Securitization Subsidiary, in each case, (i) the obligations of which are non-recourse (except for Standard Securitization Undertakings) to Parent or any Subsidiary (other than any Securitization Subsidiary) in connection therewith and (ii) is in the ordinary course of business substantially consistent with the historical practices of Parent and its Subsidiaries prior to the Effective Date. “Permitted Spin-Off Reorganization Activities” means any transfer of assets (including Equity Interests of Subsidiaries of Parent) to Parent or any Subsidiary of Parent that Parent determines is reasonably necessary or desirable for separating the business to be owned by Parent and its Subsidiaries after giving effect to the Spin-Off from the business that will no longer be owned by Parent and its Subsidiaries after giving effect to the Spin-Off and the entry into agreements by Parent and its Subsidiaries that will be effective upon consummation of the Spin-Off that are usual and customary for tax-free spin offs as determined in good faith by Parent; provided that (i) for the avoidance of doubt, the Spin-Off itself shall not constitute “Permitted Spin-Off Reorganization Activities” and (ii) such transactions shall not be materially adverse to the Lenders. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of Parent or any ERISA Affiliate or any such Plan to which Parent or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02. “Pledged Debt” means “Pledged Debt” as defined in the Security Agreement. “Pledged Interests” means “Pledged Interests” as defined in the Security Agreement. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the FRB in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the FRB(as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Pro Forma Basis” means, for any transaction or proposed transaction deemed to have occurred on and as of the first day of a Measurement Period pursuant to Section 1.03(d), the following pro forma adjustments: (a) in the case of any such transaction or proposed transaction that is a Disposition, all income statement items (whether positive or negative) attributable to property, line of business or the Person subject

31 to such Disposition shall be excluded from the results of Parent and its Subsidiaries for such Measurement Period; (b) in the case of any such transaction or proposed transaction that is an Investment, income statement items (whether positive or negative) attributable to property, line of business or the Person subject to such Investment shall be included in the results of Parent and its Subsidiaries for such Measurement Period; (c) in the case of any retirement of Indebtedness or any Indebtedness that was or is to be repaid or refinanced in such transaction or proposed transaction, interest accrued on such Indebtedness during such Measurement Period shall be excluded from the results of Parent and its Subsidiaries for such Measurement Period (and to the extent not already excluded pursuant to any other clause of this definition or pursuant to Section 1.03(d), the principal amount of such Indebtedness shall also be excluded); and (d) in the case of the incurrence or assumption of any Indebtedness in such transaction or proposed transaction, interest shall be deemed to have accrued on such Indebtedness during such Measurement Period (in the case of interest that accrues at a formula or floating rate, at the rate in effect at the time of determination) and shall be included in the results of Parent and its Subsidiaries for such Measurement Period. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “QFC Credit Support” has the meaning specified in Section 11.21. “Recipient” means the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Refinancing Indebtedness” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement, exchange or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced, exchanged or extended except by an amount equal to accrued and unpaid interest and a reasonable premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred (including original issue discount and upfront fees), in connection with such modification, refinancing, refunding, renewal, replacement, exchange or extension and, in the case of any Indebtedness (or commitments with respect thereto) existing on the Effective Date (or Refinancing Indebtedness in respect thereof) by an amount equal to any existing commitments unutilized thereunder; (b) such modification, refinancing, refunding, renewal, replacement, exchange or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended (or, if earlier, a final maturity date and Weighted Average Life to Maturity that is at least ninety- one (91) days after the Maturity Date); (c) if the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement, exchange or extension is subordinated in right of payment to the Obligations on terms, taken as a whole, as favorable in all material respects to the Lenders (including, if applicable, as to Collateral) as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended; (d) if the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended is

32 (i) unsecured, such modification, refinancing, refunding, renewal, replacement, exchange or extension is unsecured, or (ii) if secured, such modification, refinancing, refunding, replacement, renewal or extension is secured to the same extent, including with respect to any subordination provisions, as the Indebtedness so modified, refinanced, refunded renewed, replaced exchanged or extended; (e) and Refinancing Indebtedness shall not include Indebtedness of a Subsidiary that is not a Loan Party that modifies, refinances, refunds, renews, replaces, exchanges or extends Indebtedness of a Loan Party. “Register” has the meaning specified in Section 1.01(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, and advisors of such Person and of such Person’s Affiliates. “Removal Effective Date” has the meaning specified in Section 9.06(b). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders at such time. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Rescindable Amount” has the meaning specified in Section 2.12(b)(ii). “Resignation Effective Date” has the meaning specified in Section 9.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means (a) the chief executive officer, president, chief financial officer, senior executive vice president, executive vice president, senior vice president, vice president – treasury, treasurer, assistant treasurer or controller of a Loan Party (or, for a Loan Party organized in any non-US jurisdiction, any equivalent of the foregoing), (b) solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party, and (c) solely for purposes of notices given pursuant to Article II, any other officer (or, for a Loan Party organized in any non-US jurisdiction, its equivalent) or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Investment” means any Investment that is not a Permitted Investment. “Restricted Payment” has the meaning specified in Section 7.07. “Revolving Credit Agreement” means that certain Credit Agreement, dated as of October 4, 2024, by and among Discovery Communications, LLC, the other borrowers and guarantors party thereto, Bank of America, N.A., as administrative agent, swingline lender and an L/C issuer and the other parties thereto, as amended, supplemented or otherwise modified from time to time.

33 “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc. and any successor thereto. “Same Day Funds” means immediately available funds. “Sanction(s)” means any international economic sanction imposed, administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury or the Government of Japan (including, as of the Effective Date, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic and the non-government controlled Zaporizhzhia and Kherson regions of Ukraine). “Scripps” means Scripps Networks Interactive, Inc., an Ohio corporation and any successor in interest thereto. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Section 112028 of the 2025 Tax Act” means Section 112028 of the One Big Beautiful Bill Act, H.R. 1, 119th Congress (2025) as approved by the U.S. House of Representatives (proposing new Section 899 of the Code) on May 22, 2025, if enacted, or any amended, successor, or other legislation enacted, in each case, to the extent substantively comparable and not materially more adverse to Lenders and, in either case, any United States Treasury Regulations thereunder or official interpretations thereof (for the avoidance of doubt, any such amended, successor or other legislation, if enacted, that imposes U.S. withholding on any amounts received by a Lender that otherwise qualifies for portfolio interest exemption shall not be considered substantively comparable). “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between Parent or any of its Subsidiaries and any Cash Management Bank, except for any such Cash Management Agreement designated by the Borrower in writing to the Administrative Agent and the relevant Cash Management Bank or Hedge Bank, as applicable, as an “unsecured cash management agreement” as of the Effective Date or, if later, on or about the time of entering into such Cash Management Agreement. “Secured Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between Parent or any of its Subsidiaries and any Hedge Bank, except for any such Swap Contract designated by the Borrower and the applicable Hedge Bank in writing to the Administrative Agent as an “unsecured hedge agreement” as of the Funding Date or, if later, as of the time of entering into such Swap Contract. “Secured Obligations” has the meaning set forth in the Security Agreement. “Secured Parties” has the meaning set forth in the Security Agreement. “Securities Act” means the Securities Act of 1933, as amended from time to time. “Securitization Assets” means accounts receivable, loans, mortgages, royalties, other rights to payment, supporting obligations therefor, proceeds therefrom and other related assets customarily disposed of or pledged in connection with non-recourse receivables financings or factorings or securitization facilities (as determined in good faith by the Borrower or any Subsidiary).

34 “Securitization Subsidiary” means any Subsidiary formed for purposes of consummating any Permitted Securitization Financing and which holds no material assets other than Securitization Assets and which is engaged in no material activities other than those related to such Permitted Securitization Financing. “Security Agreement” means, collectively, the Security Agreement, substantially in the form of Exhibit G, by and among the Loan Parties, the Collateral Agent, the Administrative Agent and the administrative agent under the Revolving Credit Agreement as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, together with each other Security Agreement Supplement, guaranty and guaranty supplement delivered pursuant to Section 6.12 or Section 6.16. “Security Agreement Supplement” means, collectively, any security agreement supplement entered into connection with, and pursuant to the terms of, the Security Agreement. “Senior Indebtedness” has the meaning set forth in Section 11.01(i). “Significant Shareholder” means each of (a) Advance/Newhouse Programming Partnership, (b) Parent or any of its Subsidiaries, and (c) any other Person if 50% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account any option rights) is “beneficially owned” (as defined in Rules 13d-3 and 13d-5 under the Securities and Exchange Act of 1934), directly or indirectly, by Advance/Newhouse Programming Partnership or Parent or one of its Subsidiaries or any combination thereof. “Significant Subsidiary” means, as of any date of determination, each direct or indirect Subsidiary of Parent that either (i) has assets as of such date the book value of which is equal to 5% or more of the consolidated total assets as of the last day of the four fiscal quarter period of Parent most recently ended for which financial information is available or (ii) had revenues in such four fiscal quarter period equal to 5% or more of the consolidated total revenues of Parent and its Subsidiaries for such period. For the purpose of the foregoing calculations, the assets and revenues of a Subsidiary shall be deemed to include the assets and revenues of its Subsidiaries. “SOFR” means, means an interest rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time. “SOFR Administrator’s Website” means the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Spin-Off” means the distribution by Parent of not less than 80% of the common Equity Interests of a Subsidiary that owns the Streaming and Studios business of Parent and its Subsidiaries as described in Parent’s press release dated June 9, 2025, announcing such transaction. “Standard Securitization Undertakings” means representations, warranties, covenants (including repurchase obligations) and indemnities entered into by the Borrower or any Subsidiary that the Borrower

35 or such Subsidiary, as applicable, has determined in good faith are customary for “non-recourse” accounts receivables financings or factoring or securitization financings. “Stock Certificates” has the meaning set forth in Section 4.02(j). “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Parent. “Subsidiary Guarantor” means, collectively, each Subsidiary of Parent that has become a party to the Subsidiary Guaranty and that has not been released as a Subsidiary Guarantor. “Subsidiary Guaranty” means, collectively, the Subsidiary Guaranty made by the Subsidiary Guarantors in favor of the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit F-2, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12 or Section 6.16, as applicable. “Supplemental Term Commitments” has the meaning specified in Section 2.15(a). “Supported QFC” has the meaning specified in Section 11.21. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency

36 or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tender and Consent” means the cash tender offers and consent solicitations by Discovery Communications, LLC, the Borrower, WarnerMedia, LLC and Historic TW Inc. pursuant to the Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025, as amended, supplemented or otherwise modified prior to the Effective Date. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Replacement Date” has the meaning specified in Section 3.03(b). “Term SOFR Scheduled Unavailability Date” has the meaning specified in Section 3.03(b). “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Term SOFR Successor Rate” has the meaning specified in Section 3.03(b). “Threshold Amount” means $400,000,000. “Total Credit Exposure” means, as to any Lender, at any time, the unused Commitments and aggregate Outstanding Amount of all Loans held by such Lender at such time. “Trade Date” has the meaning specified in Section 1.01(b)(i)(B).

37 “Tranche” means the respective facility and commitments utilized in making Loans hereunder, with there being three Tranches on the Effective Date: (a) the Tranche 1 Commitments; (b) the Tranche 2 Commitments; and (c) the Tranche 3 Commitments. “Tranche 1 Commitment” means, as to any Lender, its obligation to make Tranche 1 Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount to be determined by the Borrower prior to the Funding Date, as such amount may be adjusted from time to time in accordance with this Agreement; provided that the sum of the Tranche 1 Commitment, the Tranche 2 Commitment and the Tranche 3 Commitment as of the Funding Date shall not exceed the Aggregate Commitments as of the Effective Date. “Tranche 1 Loan” means a loan made or to be made by a Lender pursuant to this Agreement or any Incremental Commitment Agreement that is, in each, designated as a “Tranche 1 Loan” on the date such loan is made. “Tranche 2 Commitment” means, as to any Lender, its obligation to make Tranche 2 Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount to be determined by the Borrower prior to the Funding Date, as such amount may be adjusted from time to time in accordance with this Agreement; provided that the sum of the Tranche 1 Commitment, the Tranche 2 Commitment and the Tranche 3 Commitment as of the Funding Date shall not exceed the Aggregate Commitments as of the Effective Date. “Tranche 2 Loan” means a loan made or to be made by a Lender pursuant to this Agreement or any Incremental Commitment Agreement that is, in each, designated as a “Tranche 1 Loan” on the date such loan is made. “Tranche 3 Commitment” means, as to any Lender, its obligation to make Tranche 3 Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount to be determined by the Borrower prior to the Funding Date, as such amount may be adjusted from time to time in accordance with this Agreement; provided that the sum of the Tranche 1 Commitment, the Tranche 2 Commitment and the Tranche 3 Commitment as of the Funding Date shall not exceed the Aggregate Commitments as of the Effective Date. “Tranche 3 Loan” means a loan made or to be made by a Lender pursuant to this Agreement or any Incremental Commitment Agreement that is, in each, designated as a “Tranche 1 Loan” on the date such loan is made. “Transactions” means, collectively, any and all of the following (whether or not consummated): (i) the entry into this Agreement, and the initial incurrence of Indebtedness hereunder, (ii) the Tender and Consent and (iii) all other transactions relating to any of the foregoing (including payment of consideration, fees and expenses related to any of the foregoing). “TW Bonds” means, collectively, (a) the notes issued pursuant to the Indenture dated as of January 15, 1993, by and among Historic TW Inc. (“Historic TW”) (in its capacity as successor to Time Warner Companies, Inc. (“TWCI”)), Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic AOL LLC (formerly known as AOL LLC) (“AOL”), Turner Broadcasting System, Inc. (“TBS”), Home Box Office, Inc. (“HBO”) and The Bank of New York Mellon (formerly known as The Bank of New York) (“BNY Mellon”) (as successor trustee to The Chase Manhattan Bank (formerly known as Chemical Bank)) as Trustee, and any supplemental indentures thereto, (b) the notes issued pursuant to the Indenture dated as of June 1, 1998, by and among Historic TW (including in its capacity as successor to TWCI), Warner Media, LLC (in its capacity as successor to Time Warner Inc.), TBS, AOL, HBO and

38 BNY Mellon (as successor trustee to The Chase Manhattan Bank), as Trustee, and any supplemental indentures thereto, (c) the notes issued pursuant to the Indenture dated as of April 19, 2001, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), AOL, Historic TW (including in its capacity as successor to TWCI), TBS, HBO and BNY Mellon (as successor trustee to The Chase Manhattan Bank), as Trustee, and any supplemental indentures thereto, (d) the notes issued pursuant to the Indenture dated as of November 13, 2006, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic TW (including in its capacity as successor TWCI), TBS and BNY Mellon, as Trustee, and any supplemental indentures thereto, and (e) the notes issued pursuant to the Indenture dated as of March 11, 2010, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic TW, HBO, TBS and BNY Mellon, as Trustee, and any supplemental indentures thereto. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan. “UCC Filing Collateral” has the meaning specified in Section 4.02(j). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 11.21. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3). “WarnerMedia Holdings Bonds” means (a) the notes issued pursuant to the Indenture, dated as of March 15, 2022, by and among WarnerMedia Holdings, AT&T Inc. and U.S. Bank Trust Company, National Association, and any supplemental indentures thereto and (b) the notes issued pursuant to the Indenture, dated as of March 10, 2023, by and among WarnerMedia Holdings, Parent and U.S. Bank Trust Company, National Association, and any supplemental indentures thereto. “Weighted Average Life to Maturity” means, when applied to any Indebtedness, at any date, the number of years (and/or portion thereof) obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other

39 required payments of principal, including payment at final maturity, in respect of such Indebtedness, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly-Owned Subsidiary” means any Subsidiary all of the Equity Interests of which (other than directors’ qualifying shares) are owned directly or indirectly by Parent and its Wholly-Owned Subsidiaries. “Works” means motion pictures, video, television, interactive or multi-media programming, audio-visual works, sound recordings, books and other literary or written material, any software, copyright or other intellectual property related thereto, acquired directly or indirectly by purchase, business combination, production, creation or otherwise, any component of the foregoing or rights therein or with respect thereto, of every kind and character, and all improvements thereon, products and proceeds thereof and revenues derived therefrom. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable UK Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vii) any reference to any IRS form shall be construed to include any successor form.

40 (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) [Reserved]. (e) Any reference herein to a merger, consolidation, amalgamation, conveyance, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or a limited partnership, as applicable, or an allocation of assets to a series of a limited liability company or a limited partnership, as applicable (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, conveyance, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company or a limited partnership, as applicable, shall constitute a separate Person hereunder (and each division of any limited liability company or any limited partnership, as applicable, that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, in no event will any lease that would have been categorized as an operating lease as determined in accordance with GAAP prior to giving effect to the Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect), or any modification or interpretative change to GAAP subsequent to the date hereof, be considered a Capital Lease for purposes of this Agreement. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained herein, Indebtedness of Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. (c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of Parent and its Subsidiaries or to the determination of any amount for Parent and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each

41 variable interest entity that Parent is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein. (d) Pro Forma Determinations. Notwithstanding anything in this Agreement to the contrary, any calculation of consolidated revenue or consolidated total assets shall, in each case, be made on a Pro Forma Basis. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Exchange Rates. If any Indebtedness or Liens is incurred to refinance other Indebtedness denominated in a foreign currency (or in a different currency from such Indebtedness so being incurred), and any such refinancing would cause any threshold based on a dollar amount to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such threshold shall be deemed not have been exceeded so long as the principal amount of such refinancing Indebtedness or Liens do not exceed (i) the outstanding or committed principal amount (whichever is higher) of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing. 1.06 [Reserved]. 1.07 [Reserved]. 1.08 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.09 [Reserved]. 1.10 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Term SOFR” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any of such rate (including, without limitation, the Term SOFR Successor Rate) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, the Term SOFR Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, the Term SOFR Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

42 ARTICLE II. THE COMMITMENTS AND LOANS 2.01 Loans. Subject to the terms and conditions set forth herein, (i) each Lender severally agrees to make a Tranche 1 Loan to the Borrower in Dollars on the Funding Date in an aggregate amount not to exceed the amount of such Lender’s Tranche 1 Commitment, (ii) each Lender severally agrees to make a Tranche 2 Loan to the Borrower in Dollars on the Funding Date in an aggregate amount not to exceed the amount of such Lender’s Tranche 2 Commitment and (iii) each Lender severally agrees to make a Tranche 3 Loan to the Borrower in Dollars on the Funding Date in an aggregate amount not to exceed the amount of such Lender’s Tranche 3 Commitment. Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein. Subject to Section 2.15, loans borrowed under this Section 2.01 and paid or prepaid may not be reborrowed. The Borrower intends that (x) the proceeds of the Tranche 1 Loans be used solely to purchase those WarnerMedia Holdings Bonds listed on Schedule 2.01(x) and (y) the proceeds of the Tranche 2 Loans be used to (I) purchase those Bonds listed on Schedule 2.01(y) and (II) repay all existing Indebtedness of the Company under the Existing Term Loan Agreement. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section (a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term SOFR Loans, (ii) the Tranche of Loans which such Loan Notice relates to, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Loans are to be converted and (vi) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection. Each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 12:30 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received

43 by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. (c) Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Term SOFR Loans having Interest Periods of greater than one month without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Loans constituting Term SOFR Loans be prepaid on the last day of the then current Interest Period with respect thereto. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than twelve Interest Periods in effect with respect to all Loans. (f) The failure of any Lender to make any Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing. No Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender on the date of any Borrowing. (g) With respect to Term SOFR or SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. 2.03 [Reserved]. 2.04 [Reserved]. 2.05 Prepayments. (a) The Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Loans of any Tranche in whole or in part without premium or penalty; provided that (i) such notice must be in a form reasonably acceptable to the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer, and received by the Administrative Agent not later than 11:00 a.m. (A) two Business Days prior to any date of prepayment of Term SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, in each case, if less, the entire principal amount thereof

44 then outstanding. Each such notice shall specify the date and amount of such prepayment, the Tranche(s) and Type(s) of Loans to be prepaid, and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans, and any such notice may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. The Administrative Agent will promptly notify each Lender of its receipt of each such notice in respect of any Loans, and of the amount of such Lender’s Applicable Percentage of such prepayment. Following such notice by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required to be paid pursuant to Section 3.05. (b) The Borrower shall apply the following Net Cash Proceeds to prepay Loans in accordance with clauses (c) and (d) below not later than three (3) Business Days after receipt thereof (or, if later, within three (3) Business Days of the Funding Date): (i) 100% of the Net Cash Proceeds received by Parent or any of its Subsidiaries after the Effective Date from the issuance and sale of any bank loan, debt securities (including any debt securities convertible or exchangeable into equity securities or hybrid debt-equity securities) or incurrence of any other Indebtedness of the type described in clause (a) of the definition of “Indebtedness”, other than (A) the Loans, (B) revolving credit borrowings under the Revolving Credit Agreement or any extension or refinancing thereof, or any commitment increase thereunder; provided that the aggregate principal amount of commitments and Indebtedness outstanding thereunder (determined without duplication) does not exceed $4,000,000,000, (C) intercompany Indebtedness among Parent and/or its Subsidiaries, (D) Capital Leases, letters of credit, foreign subsidiary working capital facilities, purchase money and equipment financings or other similar obligations or refinancings of the foregoing with Indebtedness of the same or similar form, in each case, incurred in the ordinary course of business, (E) issuances of commercial paper, (F) issuances or borrowings under, or extensions, replacements or other refinancings of, Permitted Securitization Financing, in each case, incurred in the ordinary course of business and consistent with past practice, (G) local lines of credit, bilateral agreements, overdraft and similar working capital arrangements from any commercial bank incurred in the ordinary course of business and consistent with past practice and (H) other Indebtedness in an aggregate principal amount not exceeding $500,000,000; (ii) 100% of the Net Cash Proceeds received by Parent after the Effective Date from the issuance and sale of any Equity Interests by Parent (including, to the extent not duplicative of clause (i) above, any securities convertible or exchangeable into or exercisable for Equity Interests or other equity-linked securities), other than (A) issuances pursuant to employee stock plans, compensation plans or other benefit or employee or director incentive arrangements (including, for the avoidance of doubt, employee and director 401(k) plans) or upon the exercise of options to purchase such securities, (B) Equity Interests issued or transferred directly (and not constituting cash proceeds of any issuance of such equity securities) as consideration in connection with any acquisition, (C) issuances of common stock or any other Equity Interests pursuant to any registered public offering or private placement; provided that the aggregate amount of the issuances described in this clause (C) shall not exceed $250,000,000 and (D) issuances of directors’ qualifying shares and/or other nominal amounts as required under applicable law; and (iii) 100% of the Net Cash Proceeds received by Parent or any of its Subsidiaries after the Effective Date from any Asset Sale (excluding Net Cash Proceeds of which do not exceed $500,000,000 in the aggregate); provided that prepayments made in connection with this clause (iii)

45 shall only be required if the Net Cash Proceeds received are in excess of $50,000,000 in the aggregate for any Asset Sale or series of related Asset Sales and only with respect to amounts in excess thereof; provided, further, that if the Borrower shall have given written notice to the Administrative Agent that Parent or its Subsidiaries intend to reinvest such Net Cash Proceeds within 180 days of receipt thereof in long-term assets to be used in the business of Parent and/or its Subsidiaries, such Net Cash Proceeds (or the portion thereof specified in such notice) shall not be subject to this clause (iii), except if such Net Cash Proceeds are not so reinvested by the end of such 180-day period (or, to the extent committed to be reinvested within such 180-day period, within 270 days of receipt thereof), in which case the portion thereof not so reinvested shall then be subject to the provisions of this clause (iii). (c) The Borrower shall provide the Administrative Agent with prompt written notice of any event giving rise to a required prepayment of Loans pursuant to clause (b) above, which notice shall specify the date of such prepayment and include a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. Any prepayment shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required to be paid pursuant to Section 2.05. (d) Notwithstanding any other provisions of this Section 2.05, no prepayment will be required pursuant to clause (b) above in respect of any Net Cash Proceeds received by any Foreign Subsidiary from any sale or other disposition of property or assets by such Foreign Subsidiary, in each case, to the extent the repatriation of (or requirement to repatriate) such Net Cash Proceeds, or otherwise using such Net Cash Proceeds to prepay Loans, (i) would result in material adverse tax consequences to Parent or any of its Subsidiaries as reasonably determined by the Borrower in consultation with the Administrative Agent, (ii) would be prohibited or restricted by applicable law, rule or regulation (after giving effect to any available “whitewash” or similar procedures) or (iii) would be prohibited under material agreements binding on Foreign Subsidiaries of Parent or, in the case of non-Wholly-Owned Subsidiaries, would be prohibited under organizational documents of such Subsidiaries, in each case. 2.06 Termination or Reduction of Commitments. (a) The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Commitments of any Tranche; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three Business Day prior to the date of termination or reduction and shall specify the amount of each Tranche of Commitments to be reduced and the amount of each such reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) any such notice may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Commitments of any Tranche shall be applied to the Commitment of such Tranche of each Lender according to its Applicable Percentage. For the avoidance of doubt, upon termination of the Commitments and payment in full of all Obligations in cash and in immediately available funds (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), this Agreement shall automatically terminate and the Administrative Agent shall comply with Section 9.01(c) and Section 9.11. The Borrower may terminate the Commitments of any Defaulting Lender on a non-pro rata basis.

46 (b) To the extent not previously terminated, all unused Commitments hereunder shall terminate on the earlier of (i) the Funding Date (after giving effect to the Loans made on such date) and (ii) the expiry of the Availability Period. 2.07 Repayment of Loans. Subject to the terms and provisions of the Pari Passu Intercreditor Agreement, the Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Maturity Date the aggregate principal amount of Loans made to the Borrower outstanding on such date. 2.08 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. The Borrower shall pay to the Administrative Agent, for its own account, in Dollars, fees in the amounts and at the times specified in the Agent Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (b) The Borrower shall pay to the Administrative Agent, for the account of each Lender party to this Agreement as of the Funding Date, a funding fee in Dollars in the amount specified in the Arranger Fee Letter. Such fees shall be earned, due and payable on, and subject to the occurrence of, the Funding Date and shall not be refundable for any reason whatsoever. (c) The Borrower shall pay to the Administrative Agent, for the account of each Lender, on each of the dates set forth below, a duration fee in Dollars equal to the applicable percentage set forth below opposite such date of the aggregate principal amount of such Lender’s Loans outstanding on such date: Duration Fee Payment Date Duration Fee Rate December 31, 2025 0.30%

47 Duration Fee Payment Date Duration Fee Rate March 31, 2026 0.50% June 30, 2026 0.50% September 30, 2026 0.75% December 31, 2026 0.75% Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest. All computations of interest for Base Rate Loans (when the Base Rate is determined by reference to the Prime Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest, including those with respect to Term SOFR Loans and Base Rate Loans where the Base Rate is not determined by reference to the Prime Rate, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall, at the option of the Administrative Agent, be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment

48 shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest, if applicable. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Federal Funds Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Rate. With respect to any payment that the Administrative Agent makes for the account of the Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment or (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed), if the Borrower has not in fact made such payment in such amount, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

49 Each Lender hereby further agrees that if it receives a payment from the Administrative Agent (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent with respect to such payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such payment (or portion thereof) as to which such a demand was made in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Loan set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 1.01(c) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Section 1.01(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 1.01(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Collateral Proceeds. With respect to any proceeds of Collateral received by the Administrative Agent or the Collateral Agent (whether as a result of any realization on the Collateral, any setoff rights, any distribution in connection with any proceedings or other action of any Loan Party in respect of Debtor Relief Laws or otherwise and whether received in cash or otherwise) (i) not constituting (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied on a pro rata basis among the relevant Lenders under the Tranche of Loans being prepaid as specified by the Borrower) or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.05) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied, subject to the provisions of any applicable intercreditor agreement, ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent and the Collateral Agent from the Borrower or Parent, second, to pay any fees, indemnities or expense reimbursements then due to the Lenders (in their capacities as such) from the Borrower, third, to pay interest (including post-petition interest, whether or not an allowed claim in any claim or proceeding under any Debtor Relief Laws) then due and payable on the Loans ratably, fourth, to repay principal on the Loans; fifth, to the payment of any other Obligation due to

50 any Secured Party by the Borrower; and sixth, after all of the Obligations have been paid in full (other than contingent indemnification obligations not yet due and owing), to the Borrower or as otherwise required by Law. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to Parent or any Subsidiary thereof (as to which the provisions of this Section shall apply). Nothing in this Section 2.13 shall be construed to limit the applicability of Section 2.12(f) in the circumstances where Section 2.12(f) is applicable in accordance with its terms. Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 [Reserved]. 2.15 Incremental Commitments. (a) Request for Incremental Commitments. With the consent of the Administrative Agent (who shall promptly notify the Lenders), the Borrower shall have the right at any time and from time to time after the Funding Date, upon written notice to the Administrative Agent (i) to request new term loan Commitments under one or more new term loan credit facilities to be included in this Agreement (the “Incremental Term Commitments”) and (ii) to increase any existing Tranche of Commitments (the “Supplemental Term Commitments” and, together with the Incremental Term Commitments, the “Incremental Commitments”); provided that (x) the aggregate amount of Incremental Commitments permitted pursuant to this Section 2.15 shall not exceed $2,500,000,000 and (y) the Borrower and the Administrative Agent shall have mutually determined that such Incremental Commitments are reasonably desirable in connection with the refinancing of the Bonds. (b) Each request from the Borrower pursuant to this Section 2.15 shall set forth the requested amount and proposed terms of the relevant Incremental Commitments. The Incremental Commitments (or any portion thereof) may be made by any existing Lender or by any other bank or other financial institution (any such other bank or other financial institution, an “Additional Incremental Lender”, and the Additional Incremental Lenders together with any existing Lender providing Incremental Commitments, the “Incremental Lenders”); provided that if such Additional Incremental Lender is not already a Lender hereunder or an Affiliate of a Lender hereunder or an Approved Fund, the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required. The Borrower may agree, in its sole discretion, to accept a lesser amount of any Incremental Commitment than originally requested. In the event there are Lenders and Additional Incremental Lenders that have

51 committed to an Incremental Commitment in excess of the maximum amount requested (or permitted), then the Borrower shall have the right to allocate such commitments on whatever basis the Borrower determines is appropriate. For the avoidance of doubt, no existing Lender shall be required to provide an Incremental Commitment except in its absolute and sole discretion. (c) Incremental Commitment Agreement. Any Incremental Commitment shall be effected by an agreement (the “Incremental Commitment Agreement”) executed by Parent, the Borrower, the Administrative Agent and each applicable Incremental Lender. The Incremental Commitment Agreement may, without the consent of any other Lender, effect such amendments or other modifications to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15. (d) Conditions to Effectiveness of Increase. The effectiveness of any Incremental Commitment shall be subject to the satisfaction or waiver of conditions to be mutually agreed among each applicable Incremental Lender, the Administrative Agent and the Borrower (the date of the satisfaction or waiver of such conditions, the “Incremental Commitment Effective Date”); (e) With respect to any (i) Supplemental Term Commitment, the terms applicable to the Tranche of Commitments to be increased shall apply and (ii) Incremental Term Commitment, (A) the maturity date of such Incremental Term Commitment shall be the Maturity Date and (B) all other terms applicable to such Incremental Term Commitment will be as agreed among the Borrower, the Incremental Lenders providing such Incremental Term Commitment and the Administrative Agent; provided that the terms and documentations of such Incremental Commitment will be not materially more favorable, taken as a whole, to such Lenders than the terms of such existing Tranches unless the Lenders under the existing Tranches also receive the benefits of such more favorable terms (and to the extent the existing Lenders under the Tranches are to receive the benefit of such terms, such terms may be incorporated into the Loan Documents for the benefit of all existing Lenders under the Tranches without further amendment requirements, including, for the avoidance of doubt, at the option of the Borrower, any increase in the applicable interest rate margin or amount of amortization with respect to such existing Tranches to bring such interest rate margin or amount of amortization in line with the Incremental Term Commitments to achieve fungibility with such existing Term Facility); and (f) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary. 2.16 [Reserved]. 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such

52 time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Replacement of Defaulting Lender. The Borrower shall have the right (A)(x) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Borrower to become a substitute Lender and assume all or part of the Commitment of any Defaulting Lender, and in such event, the Borrower, the Administrative Agent and any such substitute Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, a duly completed Assignment and Assumption to effect such substitution and/or (y) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Borrower to become a substitute Lender and purchase all or part of the Loans and Commitments of such Defaulting Lender and, in such event, the Borrower, the Administrative Agent and any such substitute Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, a duly completed Assignment and Assumption to effect such substitution or (B) upon notice to the Administrative Agent, and at the Borrower’s option, terminate the Commitments of such Defaulting Lender, in whole or in part, without premium or penalty. (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders, or take such other actions as the Administrative Agent may determine to be necessary to cause the relevant Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

53 ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent or a Loan Party) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payments by or on account of any obligation of any Loan Party under any Loan Document, then (A) the Administrative Agent or Loan Party, as applicable, shall withhold or make such deductions as are determined by the Administrative Agent or Loan Party, as applicable, to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent or Loan Party, as applicable, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions on account of any Indemnified Taxes (including deductions applicable to additional sums payable under this Section 3.01), the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iii) If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payments by or on account of any obligation of any Loan Party under any Loan Document, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions on account of any Indemnified Taxes (including deductions applicable to additional sums payable under this Section 3.01), the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes, in each case, within 10 days after written demand therefor. (c) Tax Indemnifications.

54 (i) Each of the Loan Parties shall, and does hereby, indemnify each Recipient, and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, and provided that such Indemnified Tax is not already compensated for pursuant to another clause in this Agreement (i.e., no double counting). A reasonably detailed certificate as to the amount of such payment or liability shall be delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender and shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after written demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after written demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Party to do so), (y) the Administrative Agent and the Loan Party, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 1.01(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Party, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times required by applicable Laws or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or the taxing authorities of a jurisdiction pursuant to such applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, the Administrative Agent or any Lender, at the time or times required by applicable Laws or if

55 reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not the Administrative Agent or such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation either (A) set forth in Section 3.01(e)(ii)(A), 3.01(e)(ii)(B) and 3.01(e)(ii)(D) below or (B) required by applicable Laws other than the Code or the taxing authorities of the jurisdiction pursuant to such applicable Laws to comply with the requirements for exemption or reduction of withholding tax in that jurisdiction) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance

56 Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

57 (iii) The Administrative Agent and each Lender agree that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (iv) The Administrative Agent shall deliver to the Borrower on or prior to the date on which it becomes the Administrative Agent under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower): (A) executed copies of IRS Form W-8ECI with respect to any amounts payable to the Administrative Agent for its own account; and (B) executed copies of IRS Form W-8IMY with respect to any amounts payable to the Administrative Agent for the account of others, certifying that it is a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business within the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. person with respect to such payments (and the Borrower and the Administrative Agent agree to so treat the Administrative Agent as a U.S. person with respect to such payments as contemplated by Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations). (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01 or Section 3.04, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 or Section 3.04, with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.01(f), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this Section 3.01(f) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.01(f) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to Term SOFR, or to determine or charge interest rates based upon Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or maintain Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans, shall be suspended, and (ii) if such notice asserts the

58 illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Term SOFR Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Term SOFR Successor Rate for Term SOFR has been determined in accordance with Section 3.03(b), and the circumstances under Section 3.03(b)(i) or the Term SOFR Scheduled Unavailability Date has occurred with respect to Term SOFR or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that Term SOFR with respect to a proposed Loan for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans, shall be suspended in each case to the extent of the affected Term SOFR Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans to the extent of the affected Term SOFR Loans Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the amount specified therein and (ii) any outstanding affected Term SOFR Loans, at the Borrower’s election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in Dollars in the amount of such outstanding Term SOFR Loans at the end of the applicable Interest Period, or (2) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the last day

59 of the current Interest Period for the applicable Term SOFR Loan, the Borrower shall be deemed to have elected clause (1) above. (b) Replacement of Term SOFR or Term SOFR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of Dollar-denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Term SOFR Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent and set forth in a notice in writing to the Borrower (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Term SOFR Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Term SOFR Successor Rate”). If the Term SOFR Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Term SOFR Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Term SOFR Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and

60 adjustments, shall constitute a “Term SOFR Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. (c) Term SOFR Successor Rate. The Administrative Agent will promptly (in one or more notices) notify the Company and each Lender of the implementation of the Term SOFR Successor Rate. The Term SOFR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, the Term SOFR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent (in consultation with the Company). Notwithstanding anything else herein, if at any time the Term SOFR Successor Rate as so determined would otherwise be less than zero percent (0.00%), the Term SOFR Successor Rate will be deemed to be zero percent (0.00%) for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of the Term SOFR Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (in each case, other than Taxes); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any applicable interbank market any other condition, cost or expense (in each case, other than Taxes) affecting this Agreement or Term SOFR Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered; provided that such amounts shall be consistent conceptually with amounts that the Lender is generally charging other similarly situated borrowers and shall not be duplicative of any amounts paid by the Borrower under any other provision of this Agreement.

61 (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that such amounts shall be consistent conceptually with amounts that such Lender is generally charging other similarly situated borrowers and shall not be duplicative of any amounts paid by the Borrower under any other provision of this Agreement; provided, further that this Section 3.04(b) shall not apply to Taxes. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13; including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract, but excluding any loss of profits or margin. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. 3.06 Mitigation Obligations; Replacement of Lenders.

62 (a) Designation of a Different Lending Office. Each Lender may make any Loan to the Borrower through any Lending Office; provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Loan in accordance with the terms of this Agreement; provided, further that each such Lender shall use reasonable efforts to cooperate with the Borrower to mitigate any additional costs incurred by any Loan Party arising from a change in such Lender’s Lending Office. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay Indemnified Taxes or any additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender shall use reasonable efforts to mitigate the effects of the event giving rise to such request or payment, including designating a different Lending Office for funding or booking its Loans hereunder or assigning its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to the Administrative Agent or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 11.13. 3.07 Survival. All obligations of the Loan Parties under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent. ARTICLE IV. CONDITIONS PRECEDENT TO LOANS 4.01 Conditions to Effective Date. Subject, in each case, to Section 6.12, the effectiveness of this Agreement and the obligation of each Lender to make any Loans hereunder is subject to satisfaction or waiver in accordance with Section 11.01 of the following conditions: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or copies unless otherwise specified, where applicable, properly executed by a Responsible Officer of the applicable signing Loan Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders: (i) executed counterparts of this Agreement by the Borrower, the Parent, the Administrative Agent, the Collateral Agent and each Lender listed on Schedule 2.01; (ii) such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

63 (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and (where applicable) in good standing in its jurisdiction of organization. (b) The Administrative Agent and the Lenders shall have received at least three Business Days prior to the Effective Date all documentation and information as is reasonably requested in writing by the Administrative Agent or such Lender at least 10 Business Days prior to the Effective Date, about the Borrower and the Effective Date Guarantors required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Act. If the Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230, the Borrower shall have delivered to each requesting Lender at least three Business Days prior to the Effective Date (to the extent requested by such Lender at least 10 Business Days prior to the Effective Date) a Beneficial Ownership Certification in relation to the Borrower. For purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Person unless the Administrative Agent shall have received notice from such Person prior to the proposed Effective Date specifying its objection thereto. The Administrative Agent shall give the Borrower and the Lenders notice of occurrence of the Effective Date. The giving of such notice by the Administrative Agent shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender that each of the conditions precedent set forth in this Section 4.01 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person. 4.02 Conditions to Funding Date. Subject, in each case, to Section 6.12, the obligation of each Lender to honor any request for a Loan (other than any loan made pursuant to an Incremental Commitment) on the Funding Date is subject to the satisfaction or waiver in accordance with Section 11.01 of the following conditions precedent: (a) The Administrative Agent and the Lenders shall have received the following, each of which shall be originals or copies unless otherwise specified, where applicable, properly executed by a Responsible Officer of the applicable signing Loan Party, each dated the Funding Date (subject to the last paragraph of this Section 4.02): (i) executed counterparts of the Security Agreement, duly executed by Parent, the Borrower, each Effective Date Guarantor, the Collateral Agent, the Administrative Agent and the administrative agent under the Revolving Credit Agreement and executed counterparts of the Parent Guaranty by Parent and the Administrative Agent, (ii) executed counterparts of the Parent Guaranty by Parent and the Administrative Agent, (iii) executed counterparts of the Subsidiary Guaranty by each Effective Date Guarantor and the Administrative Agent, (iv) a Note executed by the Borrower in favor of each Lender that has requested a Note at least three Business Days prior to the Effective Date (v) certificates, if any, representing the Pledged Interests required to be delivered on the Funding Date pursuant to this Agreement and the Security Agreement, accompanied by undated

64 stock powers executed in blank (or stock transfer forms, as applicable) and instruments evidencing the Pledged Debt indorsed in blank (or instrument of transfer, as applicable), and (vi) copies of proper financing statements, filed or duly prepared for filing under the Uniform Commercial Code in all United States jurisdictions that the Administrative Agent may deem reasonably necessary in order to perfect and protect the Liens on assets of Parent, the Borrower and each Effective Date Guarantor created under the Security Agreement, covering the Collateral described in the Security Agreement. (b) All fees and reimbursement of expenses invoiced no later than two Business Days prior to the Effective Date which are related to the Transactions and payable to the Agents, the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) and/or the Lenders, in each case, as separately agreed in writing among Parent, the Borrower and JPMorgan Chase Bank, N.A. shall have been paid to the extent due. (c) The representations and warranties of each Loan Party contained in Article V (other than, after the Effective Date, Sections 5.05(c) and 5.06) and in each other Loan Document, or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) on and as of the date of such Loan, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01. (d) The Administrative Agent shall have received a Loan Notice in accordance with the requirements hereof. (e) The Administrative Agent shall have received a certificate of the chief financial officer of Parent substantially in the form of Exhibit I. (f) The Administrative Agent shall have received (A) a favorable opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and each Lender and (B) a favorable opinion of Womble Bond Dickinson (US) LLP, special Ohio counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and each Lender, in the case of each of (A) and (B) in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent; (g) (x) The Credit Agreement Amendment and the Bond Indenture Amendments shall have become (or substantially concurrently with the funding of the Loans on the Funding Date, will become), effective and (y) all existing Indebtedness of the Company under the Existing Term Loan Agreement shall have been, or substantially concurrently with the Funding Date shall be, repaid in full, and the Administrative Agent shall have received a duly executed pay-off letter in connection therewith; (h) Since the Effective Date, the Tender and Consent has not been amended, waived or modified in any manner materially adverse to the Lenders without the prior written consent of the Required Lenders; (i) the initial settlement of purchases of Bonds in the Tender and Consent has occurred or shall occur substantially concurrently with the funding of the Loans on the Funding Date and, after giving effect to such initial settlement and any concurrent redemption of any Bonds, there shall be no more than

65 $2,500,000,000 aggregate principal amount of Bonds outstanding with a stated maturity prior to August 1, 2027; (j) the Transactions will not violate (x) with respect to any of the indentures under which any of the Bonds of any series will remain outstanding (and have not been irrevocably called for redemption on the Funding Date), any such indenture as it relates to any such series of Bonds or (y) any of the existing securitization facilities of Parent or its Subsidiaries as in effect on the Funding Date; and (k) The Administrative Agent shall have received a certificate from a Responsible Officer of Parent certifying that the conditions set out in Sections 4.02 (c), (g), (h), (i) and (j) above are, or shall be substantially simultaneously with the consummation of the Transactions, satisfied on the Funding Date. Notwithstanding anything herein to the contrary, it is understood that, to the extent any lien search, guarantee, insurance certificate or endorsement or security interest in any Collateral is not or cannot be provided and/or perfected on the Funding Date other than the pledge and perfection of security interests in the Stock Certificates of the Effective Date Guarantors and UCC Filing Collateral; provided that the Stock Certificates representing Equity Interests will only be required to be delivered on the Funding Date to the extent possession perfects such security interests and can be delivered after using commercially reasonable efforts to do so without undue burden or expense, then the provision and/or delivery of any lien search, guarantee, insurance certificate or endorsement or the provision and/or perfection of a Lien in such Collateral shall not constitute a condition precedent for purposes of this Section 4.02, but instead such lien search, guarantee, insurance certificate, endorsement or security interest or Collateral shall be required to be provided and/or delivered to within (x) thirty (30) days after the Funding Date in the case of Stock Certificates of the Effective Date Guarantors, (y) ninety (90) days after the Funding Date in the case of other Stock Certificates and (z) one hundred and twenty (120) days after the Funding Date in the case of all other lien searches, guarantees, insurance certificates or endorsements or security interests in any Collateral (or in each case of (x), (y) and (z), such later date as agreed by the Administrative Agent). For purposes of this paragraph, “UCC Filing Collateral” means Collateral, including Collateral constituting investment property, for which a security interest can be perfected by filing a UCC-1 financing statement. “Stock Certificates” means certificates representing Capital Stock of the Borrower and the Wholly-Owned Subsidiaries of the Loan Parties that are Domestic Subsidiaries (other than Immaterial Subsidiaries) (provided that Parent and the Borrower shall not be required to deliver Stock Certificates constituting Excluded Property) for which a security interest can be perfected by delivering such certificates, together with undated stock powers or other appropriate instruments of transfer executed in blank for each such certificate. ARTICLE V. REPRESENTATIONS AND WARRANTIES Parent and the Borrower represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each Loan Party and each Subsidiary of Parent (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a) (with respect to non-Loan Parties only),

66 (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any Subsidiary of the Borrower or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in each case referred to in clause (b) or (c), to the extent that such conflict or violation could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, other than (i) any thereof as have been obtained, taken or made on or prior to the Effective Date and (ii) filings with the SEC to the extent required by the Securities Exchange Act of 1934, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents or (c) the perfection or maintenance of the Liens created under the Collateral Documents, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties consisting of UCC financing statements and filings in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings set out in the Collateral Documents, (iv) the Perfection Exceptions, and (v) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of Parent and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, in each case, to the extent required to be reflected thereon pursuant to GAAP.

67 (b) The unaudited consolidated and consolidating balance sheets of Parent and its Subsidiaries as of March 31, 2025, and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since December 31, 2024, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against Parent, the Borrower or any of its Subsidiaries or against any of their properties or revenues (a) that purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) as to which there is a reasonable possibility of an adverse determination and that, if determined adversely, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. No Loan Party nor any Subsidiary of Parent is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property; Liens. Each of Parent and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of Parent and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01. 5.09 Environmental Compliance. The effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on the respective businesses, operations and properties of Parent and its Subsidiaries could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10 Taxes. Parent and its Subsidiaries have filed all United States federal, state and other material tax returns and reports required to be filed, and have paid all United States federal, state and other material Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, in each case except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. There is no proposed tax assessment against Parent or any Subsidiary that would, if made, have a Material Adverse Effect. 5.11 ERISA Compliance.

68 (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws, except where noncompliance could not reasonably be expected to result in aggregate liability to Parent and its Subsidiaries in excess of the Threshold Amount. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the best knowledge of Parent or the Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the best knowledge of Parent or the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred, and neither Parent nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) Parent and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither Parent nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither Parent nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither Parent nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) Neither Parent nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (A) as of the Funding Date, those listed on Schedule 5.11 hereto and (B) thereafter, Pension Plans not otherwise prohibited by this Agreement. (e) Parent represents and warrants as of the Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments. 5.12 Subsidiaries; Joint Ventures. As of the last day of the fiscal year ending December 31, 2024, Parent had no Subsidiaries other than those disclosed in Parent’s annual report on Form 10-K for such year, as filed with the SEC. As of the last day of the fiscal year ending December 31, 2024, all of the outstanding Equity Interests in Parent and in each of its Subsidiaries have been validly issued, are fully paid and nonassessable, and are free and clear of all Liens, other than restrictions on transfer under applicable securities Laws. As of the last day of the fiscal year ending December 31, 2024, neither Parent nor any of its Subsidiaries has any equity investments valued in excess of $50,000,000 in any Joint Venture other than those listed on Schedule 5.12. 5.13 Margin Regulations; Investment Company Act.

69 (a) No Loan Party is engaged or will engage, principally, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan will be used for any purpose that violates the provisions of Regulation U. After giving effect to the application of the proceeds of each Loan, not more than twenty-five percent (25%) of the value of the assets (either of Parent only or of Parent and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or subject to any restriction contained in any agreement or instrument between a Loan Party and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be Margin Stock. (b) No Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.14 Disclosure. No written report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) taken as a whole contains, as of the Effective Date, any material misstatement of fact or omits to state, as of the Effective Date, any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not misleading at the time they were so provided; provided that, with respect to projected financial information, as of the Effective Date, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed by such Loan Party to be reasonable at the time (it being understood and agreed that financial projections are not a guarantee of financial performance and actual results may differ from financial projections and such differences may be material). 5.15 Compliance with Laws. Each Loan Party and each Subsidiary of Parent is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.16 Sanctions Restrictions. Neither Parent, nor any of its Subsidiaries, nor, to the knowledge of Parent and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently targeted by any Sanctions, nor is the Borrower or any Subsidiary located, organized or resident in a Designated Jurisdiction. 5.17 [Reserved]. 5.18 Anti-Corruption Laws. Parent and its Subsidiaries have instituted and maintained policies and procedures designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. 5.19 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. 5.20 Covered Entities. No Loan Party is a Covered Entity. 5.21 Use of Proceeds. The Borrower will not knowingly, directly or indirectly, use any part of the proceeds of any Loan in material violation of the Act or the Foreign Corrupt Practices Act of 1977. The

70 Borrower will not knowingly, directly or indirectly, use any part of the proceeds of any Loan in violation of applicable Sanctions. 5.22 Perfection, Etc. Subject to Section 5.03 and the Perfection Exceptions, each Collateral Document delivered pursuant to this Agreement will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in the Collateral described therein to the extent intended to be created thereby, except as to enforcement, as may be limited by applicable domestic bankruptcy, insolvency, fraudulent conveyance, reorganization (by way of voluntary arrangement, schemes of arrangements or otherwise), moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and (a) when financing statements are filed in the offices of the Secretary of State of each Loan Party’s jurisdiction of organization or formation and applicable documents are filed and recorded as applicable in the United States Copyright Office or the United States Patent and Trademark Office and (b) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the applicable Collateral Document), the Liens created by the Collateral Documents shall constitute fully perfected first priority Liens (subject to any Liens permitted hereunder) so far as possible under relevant law on, and security interests in (to the extent intended to be created thereby and required to be perfected under the Loan Documents), all right, title and interest of the grantors in such Collateral in each case free and clear of any Liens other than Liens permitted hereunder. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) hereunder shall remain unpaid or unsatisfied, Parent and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary of Parent to: 6.01 Financial Statements. Deliver to the Administrative Agent (for delivery to each Lender): (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Parent (commencing with the fiscal year ending December 31, 2025), a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, together with condensed consolidating financial information, if any, provided to holders of any indebtedness of Parent and its subsidiaries in an outstanding principal amount in excess of the Threshold Amount, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders (it being understood and agreed that PricewaterhouseCoopers LLP is acceptable to the Lenders), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (it being agreed that the furnishing of Parent’s annual report on Form 10-K for such year, as filed with the SEC, will satisfy Parent’s obligation under this Section 6.01(a) with respect to such year including with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, so long as the report included in such Form 10-K does not contain any “going concern” or like qualification or exception); and

71 (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Parent (commencing with the fiscal quarter ending June 30, 2025), a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations for such fiscal quarter and for the portion of Parent’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of Parent’s fiscal year then ended, together with condensed consolidating financial information, if any, provided to holders of indebtedness of Parent and its subsidiaries in an outstanding principal amount in excess of the Threshold Amount, and setting forth in each case in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, (A) such consolidated statements to be certified by a Responsible Officer of Parent’s as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Parent’s and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and (B) any such consolidating statements to be certified by a Responsible Officer of Parent to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Parent’s and its Subsidiaries (it being agreed that the furnishing of Parent’s quarterly report on Form 10-Q for such quarter, as filed with the SEC, will satisfy Parent’s obligations under this Section 6.01(b) with respect to such quarter). If Parent shall hold material assets or have material operations other than through the Borrower and its other Subsidiaries as of the last day of the relevant reporting period, such financial statements shall be accompanied by consolidating information, which need not be audited or compliant with Regulation S-X, that explains in reasonable detail (as determined in good faith by the Borrower, which determination shall be conclusive) the non-equity differences between the financial information relating to Parent and its Subsidiaries, on the one hand, and the information relating to Parent and its Subsidiaries on a standalone basis, on the other hand. As to any information contained in materials furnished pursuant to Section 6.02(b), the Loan Parties shall not be separately required to furnish such information under subsection (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Loan Parties to furnish the information and materials described in subsections (a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent (for delivery to each Lender): (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and 6.01(b) (commencing with the delivery of the financial statements for the fiscal quarter ending December 31, 2025), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer, assistant treasurer or controller of Parent (which delivery may be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes); (b) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Parent, and copies of all annual, regular, periodic and special reports and registration statements which Parent or the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (c) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of any debt securities in an outstanding principal amount in excess of the Threshold Amount of any Loan Party or any Subsidiary of the Borrower pursuant to the terms of any indenture, loan or credit or

72 similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02; (d) promptly, and in any event within 15 calendar days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each written notice or other correspondence received from the Division of Enforcement of the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary of the Borrower; and (e) promptly, such additional information regarding the business, financial or corporate affairs of Parent or any of its Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Notwithstanding anything to the contrary in this Section 6.02, none of Parent nor any of its Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by any requirement of Law or binding agreement; provided that Parent and the Borrower agree to use commercially reasonable efforts to overcome any such requirement of Law or binding agreement, or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product; provided, in each case, that none of the foregoing exceptions shall excuse Parent from providing a duly completed Compliance Certificate in accordance with Section 6.02(a). Documents required to be delivered pursuant to Section 6.01(a) or 6.01(b) or Section 6.02(b) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Parent posts such documents, or provides a link thereto on Parent’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on Parent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) Parent shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to Parent to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) Parent shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Parent with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Each Loan Party hereby acknowledges that (a) the Administrative Agent and/or the other Agents may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Loan Parties (the “Loan Party Materials”) by posting the Loan Party Materials on Debt Domain, IntraLinks, Syndtrak, ClearPar or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any of the Loan Parties or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Loan Party hereby agrees that so long as any Loan Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Loan Party Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first

73 page thereof; (x) by marking Loan Party Materials “PUBLIC”, each Loan Party shall be deemed to have authorized the Administrative Agent, the other Agents and the Lenders to treat the Loan Party Materials as not containing any material non-public information with respect to any Loan Party or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Loan Party Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Loan Party Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the other Agents shall be entitled to treat the Loan Party Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, no Loan Party shall be under any obligation to mark the Loan Party Materials “PUBLIC.” 6.03 Notices. Promptly notify the Administrative Agent upon any Responsible Officer of Parent or the Borrower obtaining actual knowledge of: (a) the occurrence of any Default; (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of Parent or any of its Subsidiaries; (ii) any dispute, litigation, investigation, proceeding or suspension between Parent or any of its Subsidiaries and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting Parent or any of its Subsidiaries, including pursuant to any applicable Environmental Laws; or (iv) the occurrence of any ERISA Event, in each case, that has resulted or could reasonably be expected to result in a Material Adverse Effect; and (c) any material change in accounting policies or financial reporting practices by Parent or any of its Subsidiaries. Each notice pursuant to this Section 6.03 (other than Section 6.03(c)) shall be accompanied by a statement of a Responsible Officer of Parent setting forth details of the occurrence referred to therein and stating what action the Loan Parties have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. Any public filing by Parent with the SEC covering any of the matters specified in clauses (a) through (c) of this Section 6.03 shall be deemed to satisfy the notification obligation pursuant to such clause with respect to such matter. 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable (subject to any applicable grace periods), all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness (other than Indebtedness that individually or in the aggregate does not exceed the Threshold Amount), as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, unless, in each case, (i) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Parent, the Borrower or such Subsidiary or (ii) the failure to so pay or discharge could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and, if applicable, good standing under the Laws of the jurisdiction of its organization except (i) in a transaction permitted by Section 7.03 or (ii) in the case of a Subsidiary of the Borrower,

74 where the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in a transaction permitted by Section 7.03 or to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, in the case of each of clauses (a) and (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of Parent, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and owning similar properties in localities where the Borrower or any of its Subsidiaries operates, of such types and in such amounts (after giving effect to any self insurance compatible with such standards) as are customarily carried under similar circumstances by such other Persons. Subject to Section 6.12, Parent shall use commercially reasonable efforts to ensure that at all times the Collateral Agent, for the benefit of the Secured Parties, shall be named as an additional insured with respect to liability policies (other than directors and officers policies and workers compensation) maintained by Parent, the Borrower and each Subsidiary Guarantor and the Collateral Agent, for the benefit of the Secured Parties, shall be named as loss payee with respect to the property insurance maintained by Parent, the Borrower and each Subsidiary Guarantor; provided that, unless an Event of Default shall have occurred and be continuing, (A) all proceeds from insurance policies shall be paid to Parent or the applicable Subsidiary Guarantor, (B) to the extent the Collateral Agent receives any proceeds, the Collateral Agent shall turn over to the Borrower any amounts received by it as an additional insured or loss payee under any property insurance maintained by Parent and its Subsidiaries, and (C) the Collateral Agent agrees that Parent and/or its applicable Subsidiaries shall have the sole right to adjust or settle any claims under such insurance. 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain proper books of record and account in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied in respect of all material financial transactions and matters involving the assets and business of Parent and its Subsidiaries, taken as a whole. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent, Collateral Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its Responsible Officers at any meeting which may be scheduled for that purpose by the Administrative Agent (at the request of any Lender); provided that the foregoing shall occur only (i) when a Loan shall be outstanding or (ii) while an Event of Default exists; provided; further that (x) to the extent the foregoing shall occur under the circumstances described in clause (i) of the immediately preceding proviso, the Administrative Agent will give all Lenders and the Borrower not less than 5 Business Days advance notice of any such requested meeting and such meeting

75 shall not occur more than once in any six month period and (y) to the extent the foregoing shall occur under the circumstances described in clause (ii) of the immediately preceding proviso, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower, Parent or any of its Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by any requirement of Law or binding agreement; provided that Parent and the Borrower agree to use commercially reasonable efforts to overcome any such requirement of Law or binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product (provided that the Borrower shall notify the Administrative Agent promptly upon obtaining knowledge that any such document, information or other matter is being withheld). 6.11 Use of Proceeds. Use the proceeds of the Loans made on or after the Funding Date to consummate the Transactions and for general corporate purposes of Parent and its Subsidiaries. 6.12 Post Closing Obligations. Within the time periods specified on Schedule 6.13 hereto (as each may be extended by the Administrative Agent in its reasonable discretion), provide such Collateral Documents and complete such undertakings as are set forth on Schedule 6.13 hereto. 6.13 Sanctions. Maintain policies and procedures designed to promote and achieve compliance with Sanctions. 6.14 Anti-Corruption Laws. Maintain policies and procedures designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. 6.15 Additional Guarantors. If Parent acquires or forms any Domestic Subsidiary (other than an Excluded Subsidiary) or if any Excluded Subsidiary ceases to constitute an Excluded Subsidiary, then within 90 days of such acquisition or formation (or such Subsidiary ceasing to constitute an Excluded Subsidiary) as such time period may be extended by the Administrative Agent, in its sole discretion), unless such Subsidiary is already a Subsidiary Guarantor, Parent shall cause such Subsidiary to execute a customary joinder to the Subsidiary Guaranty to become a Subsidiary Guarantor. 6.16 Covenant to Guarantee Obligations and Give Security. (a) Subject to the Perfection Exceptions, upon any Subsidiary becoming a Subsidiary Guarantor and upon the acquisition of any property (other than Excluded Property) by any Loan Party, which property, in the reasonable judgment of the Administrative Agent, is not already subject to a perfected Lien in favor of the Collateral Agent for the benefit of the Secured Parties (and where such a perfected Lien would be required in accordance with the terms of the Collateral Documents or other Loan Documents), the Borrower shall, at the Borrower’s expense: (i) in connection with any such Subsidiary becoming a Subsidiary Guarantor (A) cause each such Subsidiary that is not an Excluded Subsidiary to duly execute and deliver to the Collateral Agent a joinder or supplement to the applicable Collateral Documents and (B) (if not already so delivered) deliver certificates representing the Pledged Interests of each such Subsidiary (if any) held by the applicable Loan Party accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the Pledged Debt owing by such Subsidiary to any Loan Party indorsed in blank to the Collateral Agent, together

76 with, if requested by the Collateral Agent, supplements to the Security Agreement; provided that any Excluded Property shall not be required to be pledged as Collateral; (ii) in connection with any such Subsidiary becoming a Subsidiary Guarantor or within 90 days after such property is acquired by a Loan Party (or such longer period, as the Collateral Agent may agree in its reasonable discretion) duly execute and deliver, to the Collateral Agent one or more Security Agreement Supplements and Intellectual Property Security Agreement Supplements, as specified by and in form and substance reasonably satisfactory to the Collateral Agent (consistent, to the extent applicable, with the Security Agreement and the other Collateral Documents (and Section 6.17)), securing payment of all the Secured Obligations of the applicable Loan Party or such Subsidiary, as the case may be, under the Loan Documents and establishing Liens on all applicable property; provided that such property shall not be required to be pledged as Collateral, and no Security Agreement Supplements or Intellectual Property Security Agreement Supplements shall be required to be delivered in respect thereof, to the extent that any such property constitute Excluded Property; (iii) in connection with any such Subsidiary becoming a Subsidiary Guarantor or within 90 days after such property is acquired by a Loan Party (or such longer period, as the Collateral Agent may agree in its reasonable discretion) take, and cause such Subsidiary that is not an Excluded Subsidiary and each applicable Loan Party to take, whatever action, the filing of UCC financing statements, the giving of notices and delivery of stock and membership interest certificates or foreign equivalents representing the applicable Equity Interests, as may be necessary or advisable in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it), subject to Section 5.03, valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplements, Intellectual Property Security Agreement Supplements, supplements to other Collateral Documents and security agreements delivered pursuant to this Section 6.16, in each case to the extent required under the Loan Documents and subject to the Perfection Exceptions, enforceable against all third parties in accordance with their terms; (iv) within 90 days after the request of the Collateral Agent, (or such longer period as the Collateral Agent may agree in its reasonable discretion) deliver to the Collateral Agent Organization Documents and resolutions reasonably acceptable to the Collateral Agent as to such matters as the Collateral Agent may reasonably request with respect to matters in the foregoing clauses (i) through (iii); (v) within 90 days after the Funding Date, use commercially reasonable efforts to file Intellectual Property Security Agreements or other appropriate instruments or notices with the United States Patent and Trademark Office and/or the United States Copyright Office (in each case, solely as required under applicable requirements of Law) covering the Initial Intellectual Property Collateral; and (vi) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent in its reasonable judgment may deem necessary or desirable in obtaining the full benefits of, or in perfecting (subject to the Perfection Exceptions) and preserving the Liens of, such guaranties, Security Agreement Supplements, Intellectual Property Security Agreement Supplements, Collateral Documents and security agreements. 6.17 Further Assurances. Promptly upon reasonable request by the Administrative Agent, or the Collateral Agent or any Lender through the Administrative Agent, and subject to the limitations

77 described in Section 6.16 and the Perfection Exceptions, (i) correct any material defect or error that may be discovered in any Loan Document or other document or instrument relating to any Collateral or in the execution, acknowledgment, filing or recordation thereof and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or the Collateral Agent or any Lender through the Administrative Agent, may reasonably require from time to time in order to grant, preserve, protect and continue the validity, perfection and priority of the security interests created or intended to be created by the Collateral Documents; provided that any such security interests in the Collateral shall be subject to the terms of the Pari Passu Intercreditor Agreement to the extent expressly required by this Agreement. Notwithstanding anything to the contrary herein, neither Parent nor any Loan Party shall be required to take steps that constitute Perfection Exceptions, including (a) make any filings or take any other actions to perfect the Lien on and security interest in any intellectual property except for filings of the Intellectual Property Security Agreement and Intellectual Property Security Agreement Supplements in the United States Patent and Trademark Office and in the United States Copyright Office with respect to the Initial Intellectual Property Collateral and, after the occurrence and during the continuance of an Event of Default and upon the written request of the Administrative Agent, filings in the United States Copyright Office with respect to applicable Intellectual Property Collateral that does not constitute Initial Intellectual Property Collateral, as applicable, and filings of UCC-1 financing statements in the applicable jurisdiction subject to Section 6.16(a)(v) above or (b) enter into any source code escrow arrangement or register or apply to register any intellectual property. ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) hereunder shall remain unpaid or unsatisfied, neither Parent nor the Borrower shall, nor shall it permit any of its respective Subsidiaries to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens pursuant to any Loan Document (including Liens securing all Secured Obligations); (b) Liens existing on the date hereof and listed on Schedule 7.01 (or as such Schedule may be further modified on or prior to the Funding Date in consultation with the Administrative Agent) and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by the definition of “Refinancing Indebtedness”, and (iii) Indebtedness secured thereby is permitted by Section 7.02(b); (c) Liens for Taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, laborer’s, landlord’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

78 (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, including cash collateralization in respect of letters of credit; (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or other surety bonds related to such judgments; (i) Liens encumbering Parent’s or any of its Subsidiary’s equity interests or other Investments in any Joint Venture (i) securing obligations (other than Indebtedness) of Parent or such Subsidiary under the Joint Venture Agreement for such Joint Venture or (ii) in the nature of customary voting, equity transfer, redemptive rights or similar terms (other than Liens securing Indebtedness) under any such agreement; (j) Liens securing Indebtedness of any Loan Party or any Subsidiary of any Loan Party to any Loan Party or any Subsidiary of any Loan Party permitted under Section 7.02(c); provided, however, that, except as contemplated under Section 7.01(m), no promissory note or other instrument evidencing such Indebtedness shall be subject to any Lien or otherwise pledged in favor of any Person, other than any Loan Party or any Subsidiary of any Loan Party or pursuant to the Loan Documents; (k) Liens securing Indebtedness permitted under Section 7.02(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or Fair Market Value, whichever is lower, of the property being acquired on the date of acquisition; (l) Liens incurred on any date of determination (including Liens securing Indebtedness permitted under Section 7.02(f)); provided that the principal amount secured by such Liens together with, without duplication, all other then outstanding secured Indebtedness of the Borrower and its Subsidiaries permitted pursuant to this Section 7.01(l), in the aggregate, does not exceed $500,000,000; (m) Liens on assets of a Subsidiary that is not a Subsidiary Guarantor securing Indebtedness permitted by Section 7.01 (including, for the avoidance of doubt, Secured Hedge Agreements and Secured Cash Management Agreements and costs thereof) or other obligations of any Subsidiary that is not a Subsidiary Guarantor; (n) licenses, leases (other than Capital Leases) or subleases granted to others not interfering in any material respect with the business of Parent or any of its Subsidiaries; (o) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases otherwise permitted by this Agreement;

79 (p) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions; (q) Liens on assets of Parent or any of its Subsidiaries maintained with providers of Banking Services; (r) Liens upon real property heretofore leased or leased after the Effective Date (under operating or Capital Leases) in the ordinary course of business by Parent or any of its Subsidiaries, as lessee, in favor of the lessor of such property created at the inception of the lease transaction, securing obligations of Parent or any of its Subsidiaries under or in respect of such lease and extending to or covering only the property subject to such lease and improvements thereon; (s) Liens created in favor of a producer or supplier of television programming or films over distribution revenues and/or distribution rights which are allocable to such producer or supplier under related distribution agreements; (t) Liens of a collection bank arising under Section 4-208 of the New York Uniform Commercial Code (or similar provision of other applicable jurisdiction) on items in the course of collection; (u) Liens existing on property or assets of Parent and its Subsidiaries as of, or provided for under written arrangements existing as of, the Effective Date and, to the extent securing obligations in excess of $250,000,000 in the aggregate, set forth on Schedule 7.01 and Liens securing Refinancing Indebtedness in respect thereof; provided, however, that such Liens are limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate; (v) Liens on Securitization Assets securing or transferred pursuant to any Permitted Securitization Financing; (w) Liens on any amounts held by a trustee or other escrow agent under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof; (x) Liens consisting of or relating to the sale, transfer, distribution, or financing of Works or intellectual property or other rights with respect thereto or with groups who may receive tax benefits or other third-party investors in connection with the financing and/or distribution of such Works in the ordinary course of business and the granting to the Borrower or any of its Subsidiaries of rights to distribute such Works; provided, however, that no such Lien shall attach to any asset or right of the Borrower or any of its Subsidiaries (other than (1) the Works which were sold, transferred to or financed by groups who may receive tax benefits or third-party investors in question or the proceeds arising therefrom and (2) the stock or equity interests of a Subsidiary substantially all of the assets of which consist of such Works and related proceeds); (y) Liens on Works which either (1) existed on such Works before the time of their acquisition and were not created in anticipation thereof, or (2) were created solely for the purpose of securing obligations to financiers, producers, distributors, exhibitors, completion guarantors, inventors, copyright holders, financial institutions or other participants incurred in the ordinary course of business in connection with the acquisition, financing, production, completion, distribution or exhibition of Works;

80 (z) Liens arising under non-exclusive licenses or non-exclusive sublicenses of intellectual property (including Works) granted by Parent or any of its Subsidiaries in the ordinary course of business or not interfering in any material respect with the ordinary course of business; (aa) [reserved]; (bb) Liens on satellite transponders and all property rights therein and the products, revenues and proceeds therefrom which secure obligations incurred in connection with the acquisition, utilization or operation of such satellite transponders or the refinancing of any such obligations; (cc) Liens resulting from progress payments or partial payments under United States government contracts or subcontracts; and (dd) Liens over any bank account used in the ordinary course of business and granted by any Loan Party organized, incorporated or formed under the laws of the Netherlands as part of a bank’s standard term and conditions, including the terms and conditions of the Dutch Banks’ Association (Nederlandse vereniging voor banken) or similar terms and conditions. 7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the date hereof and, to the extent in excess of $250,000,000 in the aggregate, listed on Schedule 7.02 and any Refinancing Indebtedness in respect thereof; (c) (i) Indebtedness (other than Guarantees) of Parent or any Subsidiary of Parent owing to Parent or any Subsidiary of Parent; and (ii) Guarantees by Parent or any Subsidiary of Parent in respect of Indebtedness of Parent or any Subsidiary of Parent otherwise permitted hereunder; (d) obligations (contingent or otherwise) of Parent or any of its Subsidiaries existing or arising under any Swap Contract; provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by Parent or any of its Subsidiaries, or changes in the value of securities issued by any such Person, and not for purposes of speculation or taking a “market view”; (e) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(k); provided, however, that the principal amount of such Indebtedness does not exceed the amount of such type of Indebtedness of Parent and its Subsidiaries outstanding on the Effective Date plus $500,000,000; (f) other Indebtedness of Parent and its Subsidiaries in an aggregate principal amount not to exceed $500,000,000; (g) Indebtedness for borrowed money from third-party lenders of Subsidiaries of Parent that are not Loan Parties in an aggregate principal amount not to exceed $250,000,000; (h) Indebtedness of Parent or any of its Subsidiaries incurred in the ordinary course of business as an account party in respect of (i) letters of credit or (ii) any surety bonds, performance bonds, customs bonds, statutory, appeal or similar bonds, completion guarantees or other obligations of a like nature;

81 (i) Indebtedness of Parent or any of its Subsidiaries in respect of bank overdraft fees and local lines of credit, bilateral agreements and similar working capital arrangements, in each case, incurred in the ordinary course of business; (j) Indebtedness arising between Loan Parties pursuant to a declaration of joint and several liability used for the purpose of Section 2:403 of the Dutch Civil Code (and any residual liability under such declaration arising pursuant to Section 2:404(2) of the Dutch Civil Code) or any equivalent arrangement in any other relevant jurisdiction; (k) [reserved]; (l) Indebtedness incurred pursuant to a Permitted Securitization Financing; and (m) Indebtedness consisting of or relating to the sale, transfer, distribution, or financing of motion pictures, video and television programs, sound recordings, books or rights with respect thereto or with groups who may receive tax benefits or other third-party investors in connection with the financing and/or distribution of such motion pictures, video and television programming, sound recordings or books in the ordinary course of business and the granting to Parent or any of its Subsidiaries of rights to distribute such motion pictures, video and television programming, sound recordings or books. 7.03 Fundamental Changes; Asset Dispositions. (a) Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default has occurred and is continuing or would result from such transaction after giving effect to such transaction: (i) each Loan Party may merge with any other Person; provided that (i) a Loan Party shall be the continuing or surviving Person and (ii) if Parent or the Borrower is party to such merger, Parent or the Borrower, as applicable, shall be the continuing or surviving Person; (ii) any Subsidiary of Parent (other than any Loan Party) may merge with (i) a Loan Party, provided that a Loan Party shall be the continuing or surviving Person, or (ii) any one or more other such Subsidiaries or any other Person; (iii) any Subsidiary of Parent (other than the Borrower) may Dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution or otherwise) to Parent or to any of its Subsidiaries; (iv) dispositions of assets permitted by Section 7.06 shall be permitted; (v) dispositions of assets not prohibited by Section 7.03(b); and (vi) Permitted Spin-Off Reorganization Activities shall be permitted. (b) Consummate any Asset Sale unless: (i) The aggregate Fair Market Value of all assets of Parent and its Subsidiaries disposed of in Asset Sales following the Effective Date does not exceed $1,000,000,000; and

82 (ii) Such Asset Sale is consummated for Fair Market Value and the consideration therefor is at least 75% cash and Cash Equivalents; provided, that the amount of: (I) the assumption by the transferee of Indebtedness or other liabilities, contingent or otherwise, of Parent or a Subsidiary (other than Indebtedness of Parent or a Subsidiary that is expressly subordinated in right of payment to the Obligations in right of payment) or the release of Parent or such Subsidiary from all liability on such Indebtedness or other liability in connection with such Asset Sale; (II) securities, notes or other obligations received by Parent or any Subsidiary from the transferee that are converted by Parent or such Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash and Cash Equivalents (to the extent of the cash or Cash Equivalents received), in each case, within 180 days following the closing of such Asset Sale; and (III) any Designated Non-Cash Consideration received by Parent or any of its Subsidiaries in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (III) that is at that time outstanding, not to exceed $100,000,000; shall each be deemed to be Cash Equivalents for the purposes of this subclause (ii). To the extent any Collateral is disposed of as expressly permitted by this Section 7.03(b) to any Person other than a Loan Party, such Collateral shall automatically be sold free and clear of the Liens created by the Loan Documents. 7.04 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Parent, whether or not in the ordinary course of business, other than (A) on terms substantially as favorable to Parent or such Subsidiary as would be obtainable by Parent or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate (as reasonably determined by the Borrower) or (B) any such transaction or series of related or similar transactions involving an amount (in the case of such a transaction or transactions providing for periodic payments or installments, including the aggregate amount of such payments or installments, and in the case of Indebtedness, including the largest aggregate amount that may be outstanding thereunder and the largest amount of interest and fees that may become due thereunder in any twelve month period) not in excess of $50,000,000; provided that the foregoing restrictions shall not apply to: (a) transactions otherwise permitted hereunder with a Joint Venture pursuant to a Joint Venture Agreement to which a Significant Shareholder and/or an Affiliate of a Significant Shareholder (other than Parent or any of its Subsidiaries) is also a party; provided that such Joint Venture Agreement is on terms substantially as favorable to Parent or such Subsidiary as would be obtainable by Parent or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; (b) transactions otherwise permitted hereunder between or among Parent and any of its Subsidiaries (other than any Subsidiary of Parent that is a Joint Venture described in clause (a) above) or between and among any such Subsidiaries;

83 (c) Guarantees made by Parent or any of its Subsidiaries otherwise permitted under Section 7.02 in respect of any Affiliate of such Person; (d) Restricted Payments and Investments permitted by Section 7.06; (e) (i) expense reimbursement, indemnities, salaries and other compensation to current and former officers, directors, consultants, advisors and employees of Parent or any Subsidiary of Parent, or (ii) entering into (and payments under) employment, benefit plans, service and severance arrangements with current and former officers, directors, consultants, advisors and employees of Parent or any Subsidiary of Parent, including, without limitation, grants of securities, stock options, and similar rights, as determined in good faith by the board of directors, a committee thereof or senior management of Parent or the applicable Subsidiary; (f) transactions pursuant to or in connection with the Tender and Consent; (g) transactions pursuant to or in connection with any Permitted Securitization Financing; (h) transactions approved by a majority of the disinterested members of the Board of Directors of Parent; and (i) transactions reasonably required in connection with the Spin-Off and the preparation therefor (provided that any such transaction is not materially adverse to the Lenders). 7.05 Use of Proceeds. Use the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, except in each case in compliance with Regulation U, nor allow, after giving effect to the application of the proceeds of any Loan, more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or subject to any restriction contained in any agreement or instrument between a Loan Party and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) to be Margin Stock. 7.06 Restricted Payments. Directly or indirectly: (i) declare or pay any dividend or make any payment or distribution on or in respect of Parent’s Equity Interests (including any such payment in connection with any merger or consolidation involving Parent or any of its Subsidiaries) (other than dividends, payments or distributions payable in Equity Interest of Parent (other than Disqualified Equity Interests) or in options, warrants or other rights to purchase such Equity Interests of Parent (other than Disqualified Equity Interests)); (ii) purchase, repurchase, redeem, retire or otherwise acquire or retire for value any Equity Interest of Parent held by Persons other than Parent or a Subsidiary of Parent; (iii) voluntarily purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Junior Indebtedness;

84 (iv) make any Restricted Investment; (any such dividend, distribution, payment, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Restricted Investment referred to in clauses (i) through (iv) above are referred to herein as a “Restricted Payment”) other than: (b) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement or the redemption, repurchase or retirement of Indebtedness if, at the date of any redemption notice, such payment would have complied with the provisions of this Agreement as if it were and is deemed at such time to be a Restricted Payment at the time of such notice; (c) any prepayment, purchase, repurchase, redemption, defeasance, discharge, retirement or other acquisition of Equity Interests, including any accrued and unpaid dividends thereon or Junior Indebtedness made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the sale of, a substantially concurrent offering of Equity Interests (other than Disqualified Equity Interests) of Parent; (d) repurchases or redemptions of fractional shares upon the exercise of any warrant, option or similar instrument; (e) a Restricted Payment to pay for the prepayment, purchase, repurchase, redemption, defeasance, discharge, retirement or other acquisition of Equity Interests of Parent from any future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their estates, heirs, family members, spouses or former spouses) of Parent or any of its Subsidiaries for aggregate consideration not to exceed $50,000,000; (f) purchases or redemptions of Bonds (i) pursuant to the Tender and Consent, (ii) issued by Historic TW, Inc. (and its predecessors) and outstanding on the Effective Date, (iii) in anticipation of an upcoming maturity that is within one year of the making of the applicable purchase or redemption, (iv) in exchange for or from the net cash proceeds of Refinancing Indebtedness and (v) pursuant to other purchases and redemptions so long as the aggregate principal amount of Bonds purchased or redeemed pursuant to this subclause (v) does not exceed $500,000,000; and (g) so long as no Event of Default has occurred and is continuing, Restricted Payments (including loans or advances) in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause (g) not to exceed $250,000,000. 7.07 Burdensome Agreements. Permit any Subsidiary of Parent to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Subsidiary to: (i) pay dividends or make any other distributions to Parent or any of its Subsidiaries on its Equity Interests; or (ii) pay any Indebtedness owed to Parent or any of its Subsidiaries; (ii) make loans or advances to Parent or any of its Subsidiaries; (iii) create, incur, assume or suffer to exist Liens on the Collateral of such Person for the benefit of the Lenders with respect to the Obligations; or

85 (iv) sell, lease or transfer any of its properties or assets to Parent or any of its Subsidiaries. However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of: (a) contractual encumbrances or restrictions of Parent or any of its Subsidiaries in effect on the Effective Date (including, without limitation, pursuant to this Agreement and the Revolving Credit Agreement); (b) applicable law or any applicable rule, regulation or order; (c) any agreement or other instrument of a Person acquired by or merged, amalgamated or consolidated with or into Parent or any Subsidiary of Parent that was in existence at the time of such acquisition (or at the time it merges with or into Parent or any of its Subsidiaries or assumed in connection with the acquisition of assets from such Person (but, in each case, not created in contemplation thereof)), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired or designated; provided that in connection with a merger, amalgamation or consolidation under this clause (c), if a Person other than Parent or such Subsidiary is the successor company with respect to such merger, amalgamation or consolidation, any agreement or instrument of such Person or any Subsidiary of such Person, shall be deemed acquired or assumed, as the case may be, by Parent or such Subsidiary, as the case may be, at the time of such merger, amalgamation or consolidation; (d) customary encumbrances or restrictions contained in contracts or agreements for the sale of assets applicable to such assets pending consummation of such sale, including customary restrictions with respect to a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of Equity Interests or assets of such Subsidiary; (e) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (f) customary provisions in operating or other similar agreements, asset sale agreements and stock sale agreements entered into in connection with the entering into of such transaction, which limitation is applicable only to the assets that are the subject of those agreements; (g) purchase money Indebtedness and Capital Leases, to the extent such obligations impose restrictions of the nature discussed in clause (iii) or (iv) in the first paragraph of this Section 7.07 on the property so acquired; (h) customary provisions contained in leases, sub-leases, licenses, sublicenses, contracts and other similar agreements entered into in the ordinary course of business to the extent such obligations impose restrictions of the type described in clause (iii) or (iv) in the first paragraph of this Section 7.07 on the property subject to such lease; (i) (i) any encumbrance or restriction effected in connection with a Permitted Securitization Financing that, in the good faith determination of Parent, is necessary or advisable to effect such Permitted Securitization Financing; (j) any encumbrance or restriction contained in other Indebtedness of Parent or any Subsidiary that is incurred subsequent to the Effective Date in compliance with Section 7.02, provided that (i) such

86 encumbrances and restrictions contained in any agreement or instrument will not materially affect the Borrower’s ability to make anticipated principal or interest payments under this Agreement (as determined by Parent in good faith) or (ii) such encumbrances and restrictions contained in any agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in this Agreement (as determined by Parent in good faith); (k) any encumbrance or restriction contained in secured Indebtedness permitted to be incurred pursuant to Sections 7.01 and 7.02 to the extent limiting the right of the debtor to dispose of the assets securing such Indebtedness; (l) any encumbrance or restriction arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, (x) detract from the value of the property or assets of Parent or any of its Subsidiaries in any manner material to Parent and its Subsidiaries or (y) materially affect the Borrower’s ability to make future principal or interest payments under this Agreement, in each case, as determined by Parent in good faith; (m) customary provisions in Joint Venture Agreements or arrangements and other similar agreements or arrangements relating solely to the applicable Joint Venture; (n) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (m) above; provided that such encumbrances and restrictions contained in any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are, in the good faith judgment of Parent, not materially more restrictive, taken as a whole, than the encumbrances and restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; and (o) any licenses, sublicenses or cross-licenses of intellectual property constituting Liens permitted by Section 7.01. For purposes of determining compliance with this Section 7.06, (i) the priority of any Equity Interests in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Equity Interests and (ii) the subordination of loans or advances made to Parent or a Subsidiary to other Indebtedness Incurred by Parent or any such Subsidiary shall not be deemed a restriction on the ability to make loans or advances. 7.08 Sanctions Restrictions. Directly or indirectly, use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is targeted by Sanctions, except to the extent permitted for an individual or entity required to comply with Sanctions, or in any other manner that will result in a violation by any party to any Loan Document (including any Lender, Bookrunner, Administrative Agent or otherwise) of Sanctions. It is acknowledged and agreed that the representations, covenants and undertakings (as applicable) set out in Sections 5.16, 6.14 and 7.08 are only sought and given with respect to any natural or legal person resident or incorporated in the European Union to the extent permissible pursuant to any provision of Council Regulation (EC) No. 2271/1996 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the European Union) as amended, supplemented or other-wise altered from time to time.

87 7.09 Anti-Corruption Laws. Use the proceeds of any Loan for any purpose which would result in a material violation of the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an event of default (each, an “Event of Default”): (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within two (2) Business Days after the same becomes due, any interest on any Loan, any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. Parent or the Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05(a) (solely with respect to the Borrower), 6.11 or Article VII; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 consecutive days after written notice of such default from the Administrative Agent to the Borrower; provided that any failure to observe or perform any covenant, condition or agreement contained in Section 5.22 that results in the Collateral Agent ceasing to have a perfected first priority security interest in the Collateral to the extent that any such loss of perfection or priority results from the Collateral Agent no longer having control of Collateral or possession of Collateral actually delivered to it and pledged under the Collateral Documents or Uniform Commercial Code amendments relating to a Loan Party’s change of name or jurisdiction of formation (solely to the extent that the Borrower provides the Collateral Agent written notice thereof in accordance with the Security Agreement, and the Collateral Agent and the Borrower have agreed that the Collateral Agent will file such amendments) or continuation statements not being timely filed shall not constitute a Default or Event of Default for purposes of this Section 8.01(c); or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made; or (e) Cross-Default. (i) Any Loan Party or any of their Significant Subsidiaries (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) beyond any applicable grace period in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) equal to or greater than the Threshold Amount, or (B) fails to observe or perform (beyond any applicable grace period) any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem

88 such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that this clause (B) shall not apply to any of the following: (x) Indebtedness that becomes due as a result of the voluntary sale or transfer of property or assets securing such Indebtedness, if such sale or transfer and the application of the proceeds thereof is permitted hereunder and under the documents providing for such Indebtedness; (y) the mandatory prepayment of any bridge financing made with the proceeds of permanent financing or the proceeds of asset sales or equity issuances; or (z) any event, so long as such event does not otherwise cause a Default or Event of Default under any Loan Documents, requiring the repurchase, repayment or redemption (automatically or otherwise) or an offer to repurchase, prepay or redeem any Indebtedness, or the delivery of any notice with respect thereto, solely as a result of the Borrower’s or any of its Significant Subsidiaries’ failure to consummate a merger or other acquisition contemplated to be funded in whole or in part with the proceeds of such Indebtedness; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party or any of their Significant Subsidiaries is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Loan Party or any of their Significant Subsidiaries is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or any of their Significant Subsidiaries as a result thereof is equal to or greater than the Threshold Amount, and in the case of any Early Termination Date resulting from such a Termination Event, such Early Termination Date is not rescinded or such Swap Termination Value is not paid within 5 Business Days following such Early Termination Date; or (f) Insolvency Proceedings, Etc. Any Loan Party or any of their Significant Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, judicial manager or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, judicial manager or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any of their Significant Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any of their Significant Subsidiaries one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and (i) enforcement proceedings to attach or levy upon any material assets of any Loan Party or any of their Significant Subsidiaries are commenced by any creditor upon such judgment or order, or (ii) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect, or such judgment is not satisfied, vacated or discharged; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect, or (ii) Parent or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any

89 installment payment with respect to its withdrawal liability under Section 4201 of ERISA which has resulted or could reasonably be expected to result in a Material Adverse Effect; or (j) Invalidity of Loan Documents. Any provision of any Loan Document that is material (in the determination of the Required Lenders), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), or purports to revoke, terminate or rescind any provision of any Loan Document; or (k) Loss of Collateral. Any Lien purported to be created under any Collateral Document shall cease to be a valid and perfected Lien, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under this Agreement or (ii) as a result of UCC continuation statements not being filed or the Collateral Agent ceasing to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents; or (l) Change of Control. There occurs any Change of Control. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower to the maximum extent permitted by applicable law; (c) [reserved]; and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.17, be applied by the Administrative Agent in the following order:

90 First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III and amounts owing in respect of (x) the preservation of Collateral or the Collateral Agent’s security interest in the Collateral or (y) with respect to enforcing the rights of the Secured Parties under the Loan Documents) payable to the Administrative Agent and the Collateral Agent in their respective capacities as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders (including fees and time charges for attorneys who may be employees of any Lender), the Cash Management Banks and the Hedge Banks and amounts payable under Article III, ratably among the Lenders, the Cash Management Banks and the Hedge Banks in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders, the Cash Management Banks and the Hedge Banks in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and obligations of the Loan Parties then owing under Secured Hedge Agreements and the Secured Cash Management Agreements, ratably among the Lenders, the Cash Management Banks and the Hedge Banks in proportion to the respective amounts described in this clause Fourth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application of payments described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto. It is understood and agreed by each Loan Party and each Secured Party that the Administrative Agent and Collateral Agent shall have no liability for any determinations made by it in this Section 8.03, in each case except to the extent resulting from the gross negligence, bad faith or willful misconduct of the Administrative Agent or the Collateral Agent, as applicable (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Loan Party and each Secured Party also agrees that the Administrative Agent and the Collateral Agent may (but shall not be required to), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral in accordance with the requirements hereof, and the Administrative Agent and the Collateral Agent shall be entitled to wait for, and may conclusively rely on, any such determination. ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS 9.01 Appointment and Authority.

91 (a) Each of the Lenders hereby irrevocably appoints the entity named as Administrative Agent and Collateral Agent in the heading of this Agreement and its successors and assigns, to act on its behalf as the administrative agent and collateral agent hereunder and under the other Loan Documents and authorizes the Administrative Agent and Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent and/or Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Collateral Agent and the Lenders, and no Loan Party shall have rights as a third party beneficiary of any of such provisions. Each reference to the “Administrative Agent” in this Article 9 shall be deemed to include the Collateral Agent where applicable. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (c) The Administrative Agent shall also act as the Collateral Agent under the Loan Documents, and each of the Lenders (including in its capacities as a Lender, L/C Issuer (if applicable) and a potential Cash Management Bank party to a Secured Cash Management Agreement and/or a potential Hedge Bank party to a Secured Hedge Agreement) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest, charge or other Lien created by the Collateral Documents for and on behalf of or in trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent as Collateral Agent (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all

92 provisions of this Article IX (including Section 9.03, as though such co-agents, sub-agents and attorneys- in-fact were the Collateral Agent under the Loan Documents) and Section 11.04 as if set forth in full herein with respect thereto and all references to Administrative Agent in this Article IX shall, where applicable, be read as including a reference to the Collateral Agent. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent as Collateral Agent to execute any and all documents (including releases, payoff letters and similar documents) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including any intercreditor agreement), as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders (including in its capacities as a Lender, L/C Issuer (if applicable) and a potential Cash Management Bank party to a Secured Cash Management Agreement and/or a potential Hedge Bank party to a Secured Hedge Agreement). 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender,” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Parent or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, each of the Administrative Agent and each other Agent, as applicable, and its Related Parties: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided; (c) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any of its Affiliates that is communicated to, obtained or in the possession of, the Administrative Agent, any other Agent or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein;

93 (d) shall not be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or in the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by final and nonappealable judgment); (e) shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 8.01 unless and until written notice thereof stating that it is a “notice under Section 8.01” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Borrower or a Lender; (f) shall not be responsible for or have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vi) the creation, perfection or priority of Liens on the Collateral; and (g) shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. 9.04 Reliance by Administrative Agent. Without limiting Section 9.03, the Administrative Agent (i) shall be entitled to treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 11.06, (ii) shall be entitled to rely on the Register to the extent set forth in Section 1.01(c), (iii) shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person and (iv) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

94 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which (i) shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, and (ii) shall have accepted such appointment. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as

95 applicable) and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. 9.07 Acknowledgement of Lenders. (a) Each Lender expressly acknowledges that none of the Administrative Agent nor any other Agent has made any representation or warranty to it, and that no act by the Administrative Agent or any other Agent hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any other Agent to any Lender as to any matter, including whether the Administrative Agent or any other Agent have disclosed material information in their (or their Related Parties’) possession. Each Lender represents to the Administrative Agent and the other Agents that it has, independently and without reliance upon the Administrative Agent, the other Agents, any other Lender or any of their Related Parties and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it has from time to time deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of investing in the general performance or operations of the Borrower or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security, and each Lender agrees not to assert a claim in contravention of the foregoing (such as a claim under the federal or state securities laws). Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date.

96 (c) The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Loan Parties) between the Loan Parties and their Affiliates, on the one hand, and JPMCB and its Affiliates, on the other hand. Without limiting the foregoing, the Loan Parties or their Affiliates may provide information, including updates to previously provided information to JPMCB and/or its Affiliates acting in different capacities, including as Lender, lead bank, arranger or potential securities investor, independent of JPMCB’s role as administrative agent hereunder. The Lenders acknowledge that neither JPMCB nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and any Loan Party, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of a Loan Party. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, no Bookrunner or other Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder, but all such persons shall have the benefit of the provisions set out in Section 11.04. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 11.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, judicial manager, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

97 Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding. 9.10 Collateral and Guaranty Matters; Intercreditor Agreements. (a) Except with respect to the exercise of setoff rights in accordance with Section 11.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. (b) The Lenders (including in their capacities as potential Hedge Banks party to a Secured Hedge Agreement and potential or actual Cash Management Banks party to a Secured Cash Management Agreement) irrevocably authorize the Administrative Agent and the Collateral Agent, and the Administrative Agent and the Collateral Agent shall, to the extent requested by the Borrower (or as otherwise specified below) or, solely in the case of clause (iv) below, to the extent provided for under this Agreement, (i) release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other (I) than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made and (II) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), (ii) that is sold or otherwise transferred to a Person that is not a Loan Party as part of or in connection with any sale or other transaction permitted hereunder or under any other Loan Document, (iii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders, (iv) that constitutes Excluded Property as a result of an occurrence not prohibited hereunder or (v) owned by a Subsidiary Guarantor upon release of such Subsidiary Guarantor from its obligations under its Guaranty pursuant to clause (iii) below; (ii) to subordinate any Lien as may hereafter be granted on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(d), (e), (f), (g), (h), (i), (k), (n), (p), (q), (s), (t), (v), (w), (y) or (bb); (iii) to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty if such Person ceases to be a Subsidiary or otherwise becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder or such Guaranty: provided that no Subsidiary Guarantor will be released solely because of any transaction that causes it to cease to be a wholly-owned Subsidiary of the Borrower unless it either ceases to be (x) a Subsidiary of the Borrower in connection with such transaction or (y) a wholly-owned Subsidiary of the Borrower pursuant to a bona fide transaction undertaken with a Person who is not an Affiliate and consummated not with the primary purpose of releasing such guaranty; and (iv) establish intercreditor arrangements as contemplated by this Agreement, including the Pari Passu Intercreditor Agreement.

98 Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. Additionally, upon reasonable request of the Borrower, the Administrative Agent will return possessory Collateral held by it that is released from the security interests created by the Collateral Documents pursuant to this Section 9.10; provided that in each case of this Section 9.10, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower certifying that any such transaction has been consummated in compliance with this Agreement and the other Loan Documents and that such release is permitted hereby. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. (c) The Administrative Agent and the Collateral Agent are authorized and directed by the Lenders and the other Secured Parties to, to the extent required or permitted by the terms of the Loan Documents, (i) enter into the Pari Passu Intercreditor Agreement and any other intercreditor agreement contemplated by this Agreement, (ii) enter into any Collateral Document, or (iii) make or consent to any filings or take any other actions in connection therewith (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be secured pursuant to Sections 7.01 and 7.02 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected lien on the Collateral (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents)), and the parties hereto acknowledge that any intercreditor agreement (including the Pari Passu Intercreditor Agreement), Collateral Document, consent, filing or other action will be binding upon them. Each Lender and each other Secured Party (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any intercreditor agreement (including the Pari Passu Intercreditor Agreement) (if entered into) and (b) hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into any intercreditor agreement contemplated by this Agreement (including the Pari Passu Intercreditor Agreement) or Collateral Document (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements) in connection with the incurrence by any Loan Party of any Indebtedness of such Loan Party that is required or permitted to be secured on a pari passu or junior basis with the Liens securing the Obligations pursuant to Sections 7.01 and 7.02 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected lien on the Collateral (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents), and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. 9.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the other Agents

99 and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the other Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or the other Agents or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). (c) The Administrative Agent, and each other Agent and Bookrunner hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or

100 (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. 9.12 Recovery of Erroneous Payments. (a) Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith promptly but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing) the Rescindable Amount received by such Lender Party in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Party promptly upon determining that any payment made to such Lender Party comprised, in whole or in part, a Rescindable Amount. (b) The Borrower and each other Loan Party hereby agrees that (x) in the event that a Rescindable Amount (or any portion thereof) is not recovered from any Lender that has received such Rescindable Amount for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) a Rescindable Amount shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party except, in each case, to the extent such Rescindable Amount is, and with respect to the amount of such Rescindable Amount that is, comprised of funds of the Borrower or any other Loan Party. (c) Each party’s obligations under this 9.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. 9.13 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such

101 claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.01 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. 9.14 Secured Cash Management Agreements and Secured Hedge Agreements. No Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. ARTICLE X. [RESERVED] ARTICLE XI. MISCELLANEOUS

102 11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the applicable Loan Party and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in Section 4.01 or Section 4.02 without the written consent of each Lender; (b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; (c) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled reduction of the Aggregate Commitments hereunder without the written consent of each Lender directly affected thereby; (d) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (iv) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate, in respect of any payments to the Lenders; (e) change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; (f) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; (g) release Parent or any Subsidiary Guarantors that collectively provide all or substantially all of the value of the Guaranty from the Guaranty without the written consent of each Lender; (h) release all or substantially all the value of the Collateral from the Liens and security interests granted pursuant to the Collateral Documents (except as provided in Section 9.10 or in the Security Agreement), without the written consent of each Lender; (i) contractually subordinate (A) the Liens in favor of the Collateral Agent on all or substantially all of the Collateral securing the Obligations or (2) the Obligations in right of payment, in each case under this clause (i), in respect of any other Indebtedness for borrowed money (any such other Indebtedness for borrowed money to which such Liens or Obligations, as applicable, are subordinated, “Senior Indebtedness”), in each case, unless each directly and adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Secured Obligations that are adversely affected thereby held by each Lender and each other holder of Secured Obligations and calculated immediately prior to any applicable amendment or incurrence of Senior Indebtedness) of the Senior Indebtedness on the same terms (other than bona fide backstop fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates)

103 of the Senior Indebtedness and to the extent such directly and adversely affected Lender decides to participate in the Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to the providers of the Senior Indebtedness (or any of their Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior Indebtedness is to be provided, which offer shall remain open to each adversely affected Lender for a period of not less than five Business Days provided, however, in no event shall this clause (i) restrict any such amendment, supplement, waiver or other modification that is expressly permitted by this Agreement, the Collateral Documents or the Pari Passu Intercreditor Agreement, including pursuant to Section 9.10, in each case as of the Effective Date; and, provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and (ii) each Fee Letter and any other fee letter relating hereto may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary, (i) if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement if the same is not objected to in writing by the Required Lenders to the Administrative Agent within five Business Days following receipt of notice thereof, and (ii) each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to amend and/or restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and/or restatement, such Lender shall no longer be a party to this Agreement (as so amended and/or restated), (A) the Commitments of such Lender shall have terminated, (B) such Lender shall have no other commitment or other obligation hereunder and (C) such Lender shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents. Notwithstanding any provision herein to the contrary: (a) this Agreement and the other Loan Documents may be amended or otherwise modified pursuant to Section 2.15 with the written consent of the Administrative Agent and the Borrower (without the consent of any Lender) to effect such amendments or other modifications as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.15; and (b) the Collateral Documents may be amended or otherwise modified in accordance with the terms of the Security Agreement.

104 11.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or any other Loan Party or the Administrative Agent, to the address, telecopier or facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and (ii) if to any Lender, to the address, telecopier or facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to Parent or the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier or facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent. Each Lender agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS”AND “AS AVAILABLE.”THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE LOAN PARTY MATERIALS OR THE ADEQUACY OF THE PLATFORM,

105 AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE LOAN PARTY MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE LOAN PARTY MATERIALS OR THE PLATFORM. In no event shall any Agent or any of their Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Loan Party Materials or notices through the platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Borrower, Parent, any other Loan Party and the Administrative Agent may change its address, telecopier, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each Lender may change its address, telecopier, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier or facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Loan Party Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Loan Party or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Agents and Lenders. The Administrative Agent, the Collateral Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices and Loan Notices) purportedly given by or on behalf of a Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Loan Party shall indemnify the Administrative Agent, the Collateral Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

106 Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) [reserved], (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable, documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and their respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Collateral Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) [reserved] and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent or any Lender, but limited to a single local counsel for the Administrative Agent, the Collateral Agent and the Lenders, taken as a whole, in each material relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions) (and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter, retains its own counsel, of another firm of counsel for such affected Person)), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, the Collateral Agent or any Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Indemnification by Loan Parties. Each Loan Party shall indemnify the Administrative Agent, the Collateral Agent (and any sub-agent thereof), each other Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of one primary counsel to the Indemnitees (taken as a whole), and, if reasonably necessary, one additional specialty counsel in any relevant material specialty and one additional local counsel in each material relevant jurisdiction, and in the case of an actual or perceived conflict of interest of any such counsel, one additional such primary, local or specialty counsel to each group of affected Indemnitees similarly situated and taken as a whole), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or

107 instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent, the Collateral Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Parent or any of its Subsidiaries, or any Environmental Liability related in any way to Parent or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether at law or in equity, whether brought by a third party or by Parent, the Borrower, or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any Related Party of such Indemnitee, (y) result from a claim brought by Parent, the Borrower, or any other Loan Party against an Indemnitee or any Related Party of such Indemnitee for material breach of such Indemnitee’s or Related Party’s obligations hereunder or under any other Loan Document, if Parent, the Borrower, or such other Loan Party, as the case may be, has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (z) result from disputes solely between or among Indemnitees (other than any claims against any Indemnitee in its capacity as the Administrative Agent, any other Agent or any similar role under this Agreement or any other Loan Documents or any of their Subsidiaries or Affiliates (in each case, acting in its capacity as such)) and not arising out of or involving any act or omission of the Borrower or any of its Subsidiaries or Affiliates (including their officers, directors, employees or controlling Persons). Without limiting the provisions of Section 3.01(c), this Section 1.01(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, or liabilities arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower or Parent for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent, the Collateral Agent (or any sub-agent thereof), any other Agent or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent (or any such sub-agent), such other Agent or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided further that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent (or any such sub-agent) or other Agent, in its capacity as such, or against any Related Party acting for the Administrative Agent, the Collateral Agent (or any such sub-agent) or other Agent, in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. In addition to (and not as a part of) the indemnification obligations set forth in Section 1.01(b), (i) to the fullest extent permitted by applicable law, no Loan Party shall assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, and none of the Administrative Agent (and any sub-agent thereof), any other Agent, any Lender or any Related Party of any of the foregoing Persons shall assert, and hereby waives and acknowledges that no other Person shall have any claim against any Loan Party on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or

108 instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof and (ii) none of the Administrative Agent (and any sub-agent thereof), any other Agent, any Lender or any Related Party of any of the foregoing Persons (each such Person being called a “Lender Related Person”) referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Lender Related Person through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction; provided that the foregoing shall in no event limit the Borrower’s indemnification obligations under clause (b) above. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provisions of Section 1.01(e) shall survive the resignation of the Administrative Agent, the Collateral Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent, the Collateral Agent, any other Agent or any Lender, or the Administrative Agent, the Collateral Agent, any other Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Collateral Agent, any other Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent and such other Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, the Collateral Agent and such other Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate, of such recovery or payment. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Notwithstanding anything to the contrary in this Section 11.06, no Lender may assign or otherwise transfer any of its rights of obligations hereunder to any Disqualified Institution. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted

109 hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (a) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (b) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans; provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignment) that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of any Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower shall be required; provided that, solely after the funding of the Loans on the Funding Date, (x) such consent shall not be unreasonably withheld or delayed and (y) no such consent shall be required if (1) an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing at the time of such assignment or (2) such

110 assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, further, that, after the Funding Date, the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto in writing (including email) to the Administrative Agent within ten (10) Business Days after having received notice thereof; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (A) No Assignment to Certain Persons. No such assignment shall be made (A) to Parent or any of Parent’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or to a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (v) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting

111 Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being non-fiduciary and solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, a Defaulting Lender or Parent or any of Parent’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 1.01(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the obligations and limitations therein) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation); provided that (A) such Participant agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) no Loan Party shall be obligated to make any greater payment under Sections 3.01 or 3.04 than it would have been obligated to make in the absence of any participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting for itself and solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including

112 the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or transferring Lender entered into a binding agreement to sell and assign, or grant a participation in, all or a portion of its rights and obligations under this Agreement, as applicable, to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or transferee of a participation that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such Person shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or Incremental Commitment in violation of this clause (f)(i) shall not be void, but the other provisions of this clause (f) shall apply. (ii) If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate the Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Commitment and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lower of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other

113 Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any Debtor Relief Plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Debtor Relief Plan, (2) if such Disqualified Institution does vote on such Debtor Relief Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Debtor Relief Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information, and shall have agreed to keep such Information confidential or shall otherwise have a duty of confidentiality to the Borrower), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Increase Lender or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any of the Borrower and their obligations, this Agreement or payments hereunder, (g) on a confidential basis to, upon the request of, (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the prior written consent of the Borrower, (i) on a confidential basis to any credit insurance provider relating to the Borrower and their obligations, or (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Parent, the Borrower or any of their Subsidiaries and that is not in breach of a confidentiality obligation to Parent or to the Borrower or any of their Subsidiaries, to the extent such Lender has the knowledge of such confidentiality obligation. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the other Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments, but only to the extent consistent with information that has previously been publicly disclosed by Parent. For purposes of this Section, “Information” means all information received from Parent or any Subsidiary relating to Parent or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Parent or any Subsidiary (from a source other than Parent or any Subsidiary and that is not in breach of a confidentiality obligation to Parent or any Subsidiary), provided that, in the case of information received from Parent or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as

114 provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised reasonable care or the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Collateral Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning Parent or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. If any Loan Party provides the Lender Parties with personal data of any individual as required by or pursuant to the Loan Documents, that Loan Party represents and warrants to the Lender Parties that it has, to the extent required by law, (a) notified the relevant individual of the purposes for which data will be collected, processed, used or disclosed, and (b) obtained such individual’s consent for, and hereby consents on behalf of such individual to, the collection, processing, use and disclosure of his/her personal data by the Lender Parties, in each case, in accordance with or for the purposes of the Loan Documents. Each Loan Party agrees and undertakes to notify the Administrative Agent promptly upon its becoming aware of the withdrawal by the relevant individual of his/her consent to the collection, processing, use and/or disclosure by any Lender Party of any personal data provided by that Loan Party to any Lender Party. Any consent given pursuant to this Agreement in relation to personal data shall, subject to all applicable laws and regulations, survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of this Agreement. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory or self-regulatory authority without any notification to any person. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or its respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

115 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Integration; Effectiveness. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation (other than contingent indemnification or other obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) hereunder shall remain unpaid or unsatisfied (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made). 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and

116 the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 1.01(b); (b) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Notwithstanding the foregoing, in connection with any replacement of a Lender under this Section 11.13, if a Lender that is being replaced pursuant to the provisions of Section 3.06, or is a Defaulting Lender or a Non-Consenting Lender, as applicable, that was provided notice as set forth in the previous paragraph does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Assumption and/or such other documentation and (b) the date as of which all obligations of the Borrower owing to such Lender that is being replaced pursuant to the provisions of Section 3.06, of that is a Defaulting Lender or a Non-Consenting Lender, as applicable, relating to the Loans so assigned shall be paid in full to such Lender, then such Lender that is being replaced pursuant to the provisions of Section 3.06, of is a Defaulting Lender or a Non-Consenting Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date, and the Administrative Agent shall record such assignment in the Register. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE ) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION

117 OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN, OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH NEW YORK STATE COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, EACH OF THE PARTIES AGREES THAT (I) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (II) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), NOTHING HEREIN SHALL PREVENT SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 1.01(B) WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING. (c) WAIVER OF VENUE. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER

118 PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the other Agents, the Lenders, are arm’s-length commercial transactions between each Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the other Agents, the Lenders and the other Agents, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A), the Administrative Agent, each Lender and each other Agent each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of its respective Affiliates or any other Person and (B) neither the Administrative Agent nor any Lender nor any other Agent has any obligation to any Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender and each other Agent and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Lender nor any other Agent has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, the Guarantor, the Borrower, and each other Loan Party, each hereby waives and releases any claims that it may have against the Administrative Agent, the Lenders and the other Agents with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Each Guarantor, Borrower, and other Loan Party agree that it will not claim that the Administrative Agent, the Lenders or the other Agents have rendered advisory services of any nature or respect or owe a fiduciary or similar duty to any Guarantor, Borrower, or other Loan Party, in connection with such transactions or the process leading thereto. 11.17 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall

119 have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed.pdf or any other electronic means). The Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). EACH OF THE LOAN PARTIES AND EACH LENDER PARTY HEREBY WAIVES (I) ANY ARGUMENT, DEFENSE OR RIGHT TO CONTEST THE LEGAL EFFECT, VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT BASED SOLELY ON THE LACK OF PAPER original COPIES OF THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT, AND (II) WAIVES ANY CLAIM AGAINST THE ADMINISTRATIVE AGENT, EACH LENDER PARTY AND EACH RELATED PARTY FOR ANY LIABILITIES ARISING SOLELY FROM THE ADMINISTRATIVE AGENT’S AND/OR ANY LENDER PARTY’S RELIANCE ON OR USE OF ELECTRONIC SIGNATURES, INCLUDING ANY LIABILITIES ARISING AS A RESULT OF THE FAILURE OF THE LOAN PARTIES TO USE ANY AVAILABLE SECURITY MEASURES IN CONNECTION WITH THE EXECUTION, DELIVERY OR TRANSMISSION OF ANY ELECTRONIC SIGNATURE. 11.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation. 11.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

120 (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 11.20 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 11.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

121 (b) As used in this Section 11.21, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages follow.]

WBD Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. WARNERMEDIA HOLDINGS, INC., as the Borrower By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer WARNER BROS. DISCOVERY, INC., as Parent By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer

WBD Credit Agreement Signature Page JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and a Lender By: /s/ Ryan P Viaclovsky Name: Ryan P Viaclovsky Title: Authorized Officer

WBD Credit Agreement Signature Page BANK OF AMERICA, N.A., as a Lender By: /s/ David Van Hoy Name: David Van Hoy Title: Director

WBD Credit Agreement Signature Page GOLDMAN SACHS BANK USA, as a Lender By: /s/ Robert Ehudin Name: Robert Ehudin Title: Authorized Signatory

WBD Credit Agreement Signature Page CITIBANK, N.A., as a Lender By: /s/ Elizabeth Minnella Gonzalez Name: Elizabeth Minnella Gonzalez Title: Vice President and Managing Director

WBD Credit Agreement Signature Page DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Philip Tancorra Name: Philip Tancorra Title: Director By: /s/ Lauren Danbury Name: Lauren Danbury Title: Vice President

WBD Credit Agreement Signature Page ROYAL BANK OF CANADA, as a Lender By: /s/ Vincent Tingos Name: Vincent Tingos Title: Authorized Signatory

WBD Credit Agreement Signature Page WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Tracy L. Moosbrugger Name: Tracy L. Moosbrugger Title: Managing Director

WBD Credit Agreement Signature Page BARCLAYS BANK PLC, as a Lender By: /s/ Adam E. Schroeder Name: Adam E. Schroeder Title: Vice President

WBD Credit Agreement Signature Page BNP PARIBAS, as a Lender By: /s/ Nicole Rodriguez Name: Nicole Rodriguez Title: Director By: /s/ Nicolas Doche Name: Nicolas Doche Title: Vice President

WBD Credit Agreement Signature Page MIZUHO BANK, LTD., as a Lender By: /s/ Tracy Rahn Name: Tracy Rahn Title: Managing Director

WBD Credit Agreement Signature Page THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: /s/ Justin Robinson Name: Justin Robinson Title: Authorized Signatory

WBD Credit Agreement Signature Page TRUIST BANK, as a Lender By: /s/ Jim C. Wright Name: Jim C. Wright Title: Director

WBD Credit Agreement Signature Page PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jack Broeren Name: Jack Broeren Title: Executive Vice President

WBD Credit Agreement Signature Page SOCIETE GENERALE, as a Lender By: /s/ Jonathan Logan Name: Jonathan Logan Title: Managing Director

WBD Credit Agreement Signature Page SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Nabeel Shah Name: Nabeel Shah Title: Director

WBD Credit Agreement Signature Page SCOTIA FINANCING (USA) LLC, as a Lender By: /s/ Michelle C. Phillips Name: Michelle C. Phillips Title: President & CEO

WBD Credit Agreement Signature Page BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender By: /s/ D. Andrew Maletta Name: D. Andrew Maletta Title: Executive Director By: /s/ Ryan Peters Name: Ryan Peters Title: Executive Director

WBD Credit Agreement Signature Page MUFG BANK, LTD., as a Lender By: /s/ Timothy Dilworth Name: Timothy Dilworth Title: Managing Director

WBD Credit Agreement Signature Page ING CAPITAL LLC, as a Lender By: /s/ Michael Bieber Name: Michael Bieber Title: Managing Director By: /s/ Lee Lem Name: Lee Lem Title: Director

WBD Credit Agreement Signature Page U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Will Moore Name: Will Moore Title: Director